UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

28 Havemeyer Place

                       Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                 Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2020
President’s Message (Unaudited)

Dear Fellow Shareholders:

COVID-19. The defining event of this year. Not since the Spanish Flu of 1918 has a virus taken control of the entire world. The United States, like so many other countries around the world, has undertaken the dramatic step to “shelter in place” to slow the spread of the virus and “flatten the curve”. This medically induced coma for the U.S. economy has placed us into one of the fastest and deepest recessions in our history. Congress and the Federal Reserve have stepped up to fill the output gap created from this medical response. We will eventually be successful fighting this invisible virus. However, viruses do not operate on Wall Street timetables.

During the first half of the fiscal year, the global central banks continued their easing actions. The Fed lowered the fed funds target rate by 25 basis points1 at each of its July 31st, September 18th, and October 31st meetings, respectively. Since the Great Recession, central banks have flooded the markets with liquidity through traditional and non-traditional methods. These actions have led to the longest economic expansion in U.S. history, but it has also muted the business cycle. This has been the only decade in U.S. history without a recession. We have experienced lower GDP (gross domestic product) growth but also a lower standard deviation of growth compared to the time before the Great Recession. The last time the U.S. economy grew more than 3% was 2005. Due to that muted growth, investors paid a premium for companies that could grow.

Tariff negotiations between the U.S. and China were precarious during the first half of the fiscal year. In mid-July, President Trump threatened tariffs on $325 billion of Chinese goods. By August 1st, the U.S. declared China a currency manipulator. China responded by suspending new U.S. agricultural purchases. The equity markets reacted negatively in August to the stepped-up trade tension. In early September, tariff escalations halted, and trade talks restarted. In early October, the U.S. and China reached a trade detente; the U.S. and China signed a “Phase One” trade deal on January 15, 2020. The general outline includes: China will purchase $200 billion of U.S. goods over the next two years; the U.S. will not proceed with the 15% tariff on $160 billion of Chinese goods; the U.S. will cut in half the tariff rate on $120 billion goods imposed on September 1, 2019; and there will be stronger protection on intellectual property. This agreement has calmed trade tensions, but a comprehensive deal could involve two or three more phases. These trade tensions slowed global growth in 2019, particularly manufacturing activity.

The first quarter 2020 was one of the most challenging for the capital markets, and particularly smaller cap companies, in decades. At its nadir in March, more than 50% of small cap stocks were trading below book value. Large cap stocks outpaced small cap stocks again. Small has been lagging large since 2016. The last time we saw this level of underperformance was from 1994-2000; however, as we know, from 2000-2005, small and mid-cap stocks went on to generate a 14-15% annualized return while large cap stocks were basically flat over that time period.

History tells us event driven recessions (such as this one, caused by the COVID-19 virus) tend to be less severe and shorter in duration than structural recession (i.e., the global financial crisis) or cyclical recessions. Although

1

recessions are challenging periods, they are important in the normal functioning of our economy and the capital markets. History also tells us recessions tend to lead to changes in market leadership. We are likely on the cusp of such a change. It may be difficult to see today but we believe the environment is looking more fertile for the small to mid-cap stocks than it has been in decades; smaller cap stocks have outperformed larger cap stocks nine of the last ten times coming out of a recession. The building blocks to this more robust recovery starts with the actions taken by Congress and the Federal Reserve. The speed and the magnitude of the fiscal and monetary response to the COVID-19 epidemic have been unparalleled in our history. Congress passed four COVID-19 related disaster relief bills in just the past four months. In aggregate, these four bills were over $2.4 trillion, representing over 10% of the U.S. GDP. The Federal Reserve also responded to this crisis with unprecedented support

The medical field continues to operate at breakneck speed to find a vaccine and additional therapeutics to address the virus. The World Health Organization’s latest report indicates there are 23 vaccines in clinical evaluation and 137 at the pre-clinical stage. There are three vaccines in late stage trials with the hope to seek regulatory approval by the end of 2020. President Trump launched Operation Warp Speed, which is a public-private partnership that aims to have substantial quantities of a safe and effective vaccine available for Americans by 2021. On the therapeutics side, Remdesivir received emergency use authorization in May 2020 and there are additional therapeutics in the pipeline. Many medical experts believe that within the next six to twelve months we will develop a therapeutic solution or vaccine that will help us more fully vanquish this COVID threat.

Lastly, the dramatic cuts to the small to mid-cap companies and more cyclical industries’ 2020 earnings outlooks provide a favorable comparison as we look towards 2021. The 2020 earnings outlook for small caps declined from nearly 20% growth at the start of the calendar year to a near 60% decline in earnings today. This compares to large caps that were expecting nearly 10% growth to start the calendar year and now are expected to see a 20% decline in earnings. In addition, the more cyclical industries (Industrials, Materials, Consumer Discretionary) have seen their earnings outlooks more significantly cut compared to less cyclical industries (Consumer Staples and Utilities) and the Technology sector due to the benefits from “work from home”.

We remain excited about the opportunity for small to mid-cap stocks over the next few years. We believe the stimulus provided by Congress and the Federal Reserve will be highly supportive to the markets. And, the significant downward revision in earnings outlooks for 2020 provides a constructive backdrop for 2021 and beyond results. In addition, valuation for these companies remains compelling. We believe new therapeutics, and ultimately a vaccine, will improve consumer and business confidence and be accommodative to consumer spending and corporate investments. We also believe the U.S./China tariff war and the COVID-19 pandemic have exposed weakness in the U.S. supply chain. We expect over the long-term, certain of those supply chains will return to the U.S., which should benefit small to mid-cap domestic industrial companies. As always, we continue to focus on the long-term, while avoiding getting caught up in day-to-day market movements. We remain committed to our time-tested philosophy and process that has served us well over the last 47 years. We believe our portfolios are well positioned for the long-term and we will continue to seek to take advantage of opportunities presented by the volatility in the markets.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve-month period ended June 30, 2020.

CRM Small Cap Value Fund returned -21.34% and -21.53% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to -17.48% and -6.63% for the Russell 2000® Value Index and

2

the Russell 2000® Index, respectively2. Stock selection in the Energy, Consumer Discretionary, and Information Technology sectors was the leading cause of underperformance during the period. Stock selection in Communication Services and Industrials contributed to performance, as did our overall allocation across sectors. Leading contributors to performance for this period included (i) Ollie’s Bargain Outlet Holdings, Inc., a closeout retailer; (ii) PAE Incorporated, a defense and government services contractor; and (iii) e.l.f. Beauty, Inc., a value-oriented cosmetics company. Ollie’s Bargain Outlet benefited from its position as an “essential business” and value provider during the pandemic. PAE Incorporated announced large contract wins on new and recompeted basis. The company is seeing relatively strong customer bid activity, as well as a stronger profit mix of executed projects. e.l.f. Beauty reported first quarter 2020 earnings that exceeded expectations as investments in marketing, product, and distribution initiatives are driving improved performance.

Individual holdings that negatively impacted performance included (i) Regis Corporation, the largest operator/franchisor of salons in the U.S.; (ii) ChampionX Corporation, a global oilfield services company; and (iii) BankUnited, Inc., a regional bank based in Florida and New York. As Regis Corporation continues to transform its business toward a fully franchised model, near-term sales and EBITDA3 are pressured. ChampionX suffered from a precipitous drop in oil prices that instigated broad cuts to oilfield services activity. The company recently completed the merger of Apergy and Champion X (previously a division of Ecolab), which we believe strengthens its position in the market and provides it growth opportunities through integration of its artificial lift and chemical products. We believe the merger came at a challenging time, which may have instigated shareholder turnover. BankUnited, Inc. declined as financial stocks sold off sharply due to the potential impact of the COVID-19 virus on the economy and credit quality.

CRM Small/Mid Cap Value Fund returned -12.06% and -12.18% for the Institutional and Investor Share classes, respectively, in the period, as compared to -15.50% and -4.70% for the Russell 2500TM Value Index and the Russell 2500TM Index, respectively4. Key drivers of relative outperformance, versus the Russell 2500TM Value Index, in the Fund during the fiscal year were stock selection in the Real Estate and Materials sectors. Our overweight to the Healthcare sector, versus the benchmark, also contributed to performance. Stock selection within Financials and Consumer Discretionary was a headwind to performance. Individual holdings that were leading contributors to performance included (i) Bio-Rad Laboratories, Inc., a leading life sciences analytical instrument and consumables supplier; (ii) Clarivate Analytics PLC, an information services and analytics company with leading positions in patent, trademark, and intellectual property data; and (iii) LKQ Corporation, a distributor for aftermarket auto and collision replacement parts in the U.S. and Europe. Bio-Rad Laboratories raised its revenue growth expectations for the second quarter 2020 due to improving COVID-19 related demand. Clarivate Analytics PLC continued to make progress toward its medium-term revenue, margin, and free cash flow5 targets, posting strong fourth quarter 2019 results. In addition, the company completed the tuck-in acquisition of Decision Resources Group, which we believe is both strategically complimentary to its Life Sciences segment and accretive under conservative integration assumptions. LKQ has made substantial improvements since late 2018 in improving its free cash flow and restructuring its European operations after several years of acquiring assets. New European leadership has also driven an aggressive three-year plan to increase margins. While there is near term uncertainty around miles driven given the current state of COVID-19 measures in its primary markets, we believe the company will effectively manage working capital, capital expenditures, and cash flow above market expectations.

Individual holdings that negatively affected performance included (i) ChampionX Corporation, a global oilfield services company; (ii) Callon Petroleum Company, a Permian basin-based oil company; and (iii) BankUnited, Inc., a regional bank based in Florida and New York. ChampionX suffered from a precipitous drop in oil prices

3

that instigated broad cuts to oilfield services activity. The company recently completed the merger of Apergy and Champion X (previously a division of Ecolab), which we believe strengthens its position in the market and provides it growth opportunities through integration of its artificial lift and chemical products. We believe the merger came at a challenging time, which may have instigated shareholder turnover. Callon Petroleum Company suffered from a dramatic plunge in oil prices that made drilling for oil uneconomical. We exited our position as the outlook for oil and gas became more dire. BankUnited, Inc. declined as financial stocks sold off sharply due to the potential impact of the COVID-19 virus on the economy and credit quality.

CRM Mid Cap Value Fund returned -10.83% and -10.98% for the Institutional and Investor Share classes, respectively, in the twelve-month period, as compared to -11.81% and -2.24% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively6. Strong stock selection in the Real Estate and Health Care sectors contributed to the Fund’s relative outperformance versus the Russell Midcap® Value Index. Stock selection within the Financials, Consumer Discretionary, and Energy sectors weighed on performance. Individual holdings that contributed positively to performance during the period included (i) Bio-Rad Laboratories, Inc., a leading life sciences analytical instrument and consumables supplier; (ii) Clarivate Analytics PLC, an information services and analytics company with leading positions in patent, trademark, and intellectual property data; and (iii) LKQ Corporation, a distributor for aftermarket auto and collision replacement parts in the U.S. and Europe. Bio-Rad Laboratories raised its revenue growth expectations for the second quarter 2020 due to improving COVID-19 related demand. Clarivate Analytics PLC continued to make progress toward its medium-term revenue, margin, and free cash flow targets, posting strong fourth quarter 2019 results. In addition, the company completed the tuck-in acquisition of Decision Resources Group, which we believe is both strategically complimentary to its Life Sciences segment and accretive under conservative integration assumptions. LKQ has made substantial improvements since late 2018 in improving its free cash flow and restructuring its European operations after several years of acquiring assets. New European leadership has also driven an aggressive three-year plan to increase margins. While there is near term uncertainty around miles driven given the current state of COVID-19 measures in its primary markets, we believe the company will effectively manage working capital, capital expenditures, and cash flow above market expectations.

Holdings that detracted from Fund performance during the fiscal year included (i) ChampionX Corporation, a global oilfield services company; (ii) BankUnited, Inc., a regional bank based in Florida and New York; and (iii) Hancock Whitney Corporation, a southeast regional bank. ChampionX suffered from a precipitous drop in oil prices that instigated broad cuts to oilfield services activity. The company recently completed the merger of Apergy and Champion X (previously a division of Ecolab), which we believe strengthens its position in the market and provides it growth opportunities through integration of its artificial lift and chemical products. We believe the merger came at a challenging time, which may have instigated shareholder turnover. BankUnited, Inc. declined as financial stocks sold off sharply due to the potential impact of the COVID-19 virus on the economy and credit quality. Hancock Whitney Corporation was impacted by the significant decline in oil prices as energy lending comprises 4.5% of its total loan portfolio. The company actively managed this exposure down from 13% in 2014 and has also reduced the composition of higher risk energy services loans. The low interest rate environment will likely pressure the company’s net interest margin due to its asset sensitive balance sheet. However, Hancock should be able to offset a portion of this decline through its strategy to remix the loan portfolio toward smaller, more granular relationships, which have a richer yield than large corporate lending.

CRM All Cap Value Fund returned -9.87% and -10.16% for the Institutional and Investor Share classes, respectively, during the period, as compared to -9.42% and 6.53% for the Russell 3000® Value Index and the Russell 3000® Index, respectively7. Stock selection within the Financials and Energy sectors was the leading cause of underperformance

4

during the period. Our stock selection within Consumer Staples, Materials, and Real Estate acted as tailwind. Additionally, our significant overweight to the Information Technology sector contributed to Fund performance. Leading contributors to Fund performance were (i) Clarivate Analytics PLC, an information services and analytics company with leading positions in patent, trademark, and intellectual property data; (ii) Microsoft Corporation; and (iii) e.l.f. Beauty, Inc., a value-oriented cosmetics company. Clarivate Analytics PLC continued to make progress toward its medium-term revenue, margin, and free cash flow targets, posting strong fourth quarter 2019 results. In addition, the company completed the tuck-in acquisition of Decision Resources Group, which we believe is both strategically complimentary to its Life Sciences segment and accretive under conservative integration assumptions. Microsoft Corporation has seen a significant uptick in the usage of its Teams product as a result of the surge in employees working from home. Apart from its hardware related portfolio, the rest of its products are seeing resilience as it leverages the cloud to provide business productivity. e.l.f. Beauty reported first quarter 2020 earnings that exceeded expectations as investments in marketing, product, and distribution initiatives are driving improved performance.

Individual holdings that negatively impacted performance included (i) BankUnited, Inc., a regional bank based in Florida and New York; (ii) Raytheon Technologies Corporation, a commercial aerospace and defense business; and (iii) branded apparel company G-III Apparel Group, Ltd. BankUnited, Inc. declined as financial stocks sold off sharply due to the potential impact of the COVID-19 virus on the economy and credit quality. Raytheon Technologies traded down on COVID-19 related concerns that weighed on commercial aerospace stocks. G-III Apparel Group, Ltd. shares were pressured as the consumer environment in the U.S. worsened throughout the first quarter 2020.

CRM Long/Short Opportunities Fund returned 3.93% in the fiscal year as compared to 7.51% for the S&P® 5008. During the twelve-month period ended June 30, 2020, both our long and short book contributed to overall performance. In the long book Information Technology and Consumer Staples were the largest contributors on a sector basis and in the short book we saw strong contribution across all sectors apart from Information Technology, Financials, and Consumer Staples. In terms of exposure during the period, the Fund averaged approximately 95% gross long, 55% gross short, and 40% net long.

The top contributors in the long portfolio were (i) Clarivate Analytics PLC, an information services and analytics company with leading positions in patent, trademark, and intellectual property data; (ii) Microsoft Corporation; and (iii) Equinix, Inc., a global datacenter REIT. Clarivate Analytics PLC continued to make progress toward its medium-term revenue, margin, and free cash flow targets, posting strong fourth quarter 2019 results. In addition, the company completed the tuck-in acquisition of Decision Resources Group, which we believe is both strategically complimentary to its Life Sciences segment and accretive under conservative integration assumptions. Microsoft Corporation has seen a significant uptick in the usage of its Teams product as a result of the surge in employees working from home. Apart from its hardware related portfolio, the rest of its products are seeing resilience as it leverages the cloud to provide business productivity. We believe Equinix, Inc. is well positioned to manage through the COVID-19 instability. A portion of the increased traffic related to employees working from home is being routed through Equinix’s datacenters, which should serve to offset other demand weakness related to the macroeconomic challenges.

Top individual names that negatively impacted the long portfolio included (i) branded apparel company G-III Apparel Group, Ltd.; (ii) ServiceMaster Global Holdings, Inc., a provider of pest control services to residential and commercial customers, as well as franchised operations providing a variety of outsourced services; and (iii) Raytheon Technologies Corporation, a commercial aerospace and defense business. G-III Apparel Group,

5

Ltd. shares were pressured as the consumer environment in the U.S. worsened throughout the first quarter 2020. Updated segment growth and profits were well ahead of sell-side expectations during the first quarter 2020 for ServiceMaster Global Holdings. While earnings will likely still be down year-over-year, the annual outlook has improved. Management continued the sales process for its non-core franchised operations, which will further de-lever the company over the next year. The new CEO hiring process is expected to be completed in the coming months and cost improvements are ahead of plan expectations. Raytheon Technologies traded down on COVID-19 related concerns that weighed on commercial aerospace stocks.

Our leading short contributors included (i) an enterprise software company; (ii) a casual diner; and (iii) a global ad agency. Our short position in an enterprise software company benefited from the collapse of demand from the automotive end market they serve. In addition, a company it acquired a year and a half ago that was growing at close to a 30% clip is now seeing its growth decline on a sequential basis due to mismanagement and market share loss. Shares of a casual diner were hit hard as restaurant closings escalated through the first quarter 2020. We expect the financial targets laid out from its recent acquisition will be missed. This, combined with a severely weak core business and cash flows that need to service debt, put the equity at risk. Our short position in a global ad agency benefited from the dramatic plunge in advertising activity associated with the economic landscape during the second half of the fiscal year.

The top detractors in the short portfolio were (i) an inverter and optimizer company that supplies the global solar industry; (ii) a leading gas station and convenience store operator; and (iii) a next generation security software company. An inverter and optimizer company that supplies the global solar industry saw demand inflect positively as capital markets quickly improved during the second quarter 2020 and solar installations returned to pre-COVID levels. We view the company as challenged from increased share loss to existing competitors and new entrants, resumption of pricing pressure in the inverter market as lead times have normalized and margin pressures from more of its mix shifting to commercial and industrial from residential solar. A leading gas station and convenience store operator should see pressure on fuel margins and in store sales as the U.S. economy reopens and normalizes. Our short position in a next generation security software company went against us during the second quarter 2020 as stronger demand for work-from-home capabilities offset increased competition and pricing pressure.

Sincerely,

Ronald H. McGlynn

Trustee and President, CRM Mutual Fund Trust

6

1Basis point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

2Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

3Earnings before interest, tax, depreciation, and amortization (EBITDA) is a measure of a company’s operating performance.

4Russell 2500TM Value Index is the Fund’s benchmark. The Russell 2500TM Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500TM Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

5Free cash flow is a measure of a company’s profitability after all expense and reinvestments.

6Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

7Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

8S&P 500® Index is an index of 500 companies chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in Comparison of Change in Value section of this report.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of June 30, 2020 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

7

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

8

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2020

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000® Index and Russell 2000® Value Index. The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 1.16%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
9

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2020

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000® Index and

Russell 2000® Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 0.92%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
10

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2020

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500™ Index and Russell 2500™ Value Index. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 1.16%

1	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
11

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2020

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500™ Index

and Russell 2500™ Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 0.95%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
12

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2020

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap® Index and Russell Midcap® Value Index. The Russell Midcap® Index measures the performance of 800 of the smallest companies in the Russell 1000® Index. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 1.15%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
13

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2020

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap® Index and

Russell Midcap® Value Index1

Expense Ratio (per prospectus dated 10/28/19) - 0.95%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
14

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2020

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000® Index and the Russell 3000® Value Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000® Index

and Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/28/19) - Gross: 1.97% Net: 1.46%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.45% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2020.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
15

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2020

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000® Index and

Russell 3000® Value Index1

Expense Ratios (per prospectus dated 10/28/19 - Gross: 1.73% Net: 1.21%3

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.20% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2020.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
16

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2020

The following information compares the performance of the CRM Long/Short Opportunities Fund (“Fund”) with the performance of the S&P 500® Index. The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below table and graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

CRM Long/Short Opportunities Fund — Institutional Shares vs. S&P 500® Index1

Expense Ratios (per prospectus dated 10/28/19, as supplemented on 03/05/20) - Gross: 3.62% Net: 3.04%4

[1]	The Fund is professionally managed, while the index is unmanaged and is not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on August 16, 2016.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest, dividends and interest expense relating to short sales and acquired fund fees and expenses, exceed 1.60% of average daily net assets of the Fund. The expense limitation is in effect until November 1, 2020.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report. Please refer to the financial highlights for a more current expense ratio.

CRM Funds
17

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2020 through June 30, 2020). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period January 1, 2020 to June 30, 2020 and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended June 30, 2020.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
18

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended June 30, 2020

Expense Table

Fund/Class	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 734.80	1.17%	$5.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	1.17%	$5.87

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 735.70	0.93%	$4.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.24	0.93%	$4.67

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 823.60	1.18%	$5.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	1.18%	$5.92

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 823.70	0.97%	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.04	0.97%	$4.87

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 856.20	1.17%	$5.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.05	1.17%	$5.87

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 857.00	0.97%	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.04	0.97%	$4.87

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$ 860.30	1.35%	$6.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	1.35%	$6.77

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$ 862.20	1.10%	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.39	1.10%	$5.52

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,017.50	2.57%	$12.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,012.08	2.57%	$12.86

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the most recent one-half year period).

CRM Funds
19

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2020

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, before short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Industrials	26.2%
Financials	23.7
Consumer Staples	11.6
Consumer Discretionary	8.9
Information Technology	8.1
Utilities	7.1
Real Estate	4.6
Health Care	2.7
Telecommunication Services	2.6
Materials	1.9
Short-Term Investments	2.6

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	25.0%
Financials	16.7
Consumer Discretionary	12.4
Consumer Staples	9.0
Health Care	7.4
Real Estate	6.5
Utilities	6.3
Information Technology	6.2
Materials	5.5
Energy	2.0
Short-Term Investments	3.0

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	26.1%
Financials	18.0
Utilities	9.9
Consumer Discretionary	9.3
Health Care	8.2
Real Estate	6.8
Information Technology	6.0
Materials	5.5
Consumer Staples	5.2
Energy	3.1
Short-Term Investments	1.9

100.0%

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	20.3%
Financials	19.0
Information Technology	13.9
Health Care	11.3
Consumer Staples	10.4
Consumer Discretionary	7.3
Utilities.	6.8
Real Estate	4.6
Telecommunication Services	1.8
Materials	1.4
Short-Term Investments	3.2

100.0%

CRM Funds
20

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following table presents a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund - Sector Allocation
Common Stock
Industrials	28.2%
Consumer Discretionary	16.4
Consumer Staples	12.5
Information Technology	9.2
Financials	8.1
Health Care	7.4
Real Estate	4.8
Utilities	3.6
Short-Term Investments	11.3
Common Stock Sold Short
Real Estate	(0.3)
Financials	(1.0)
Consumer Staples	(3.2)
Consumer Discretionary	(5.1)
Health Care	(5.4)
Information Technology	(7.0)
Communication Services	(7.2)
Industrials	(9.5)

62.8%

Portfolio holdings are subject to change at any time.

CRM Funds
21

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

Shares		Value

Common Stock — 98.2%
Consumer Discretionary — 9.0%
Consumer Durables & Apparel — 2.6%
461,393	G-III Apparel Group Ltd.[1]	$6,131,913

Consumer Services — 4.0%
1,126,446	Regis Corp.[1]	9,214,328

Retailing — 2.4%
56,851	Ollie’s Bargain Outlet Holdings, Inc.[1,2]	5,551,500

Total Consumer Discretionary		20,897,741

Consumer Staples — 11.7%
Food, Beverage & Tobacco — 8.3%
1,550	Coca-Cola Consolidated, Inc.	355,244
246,188	Nomad Foods Ltd.[1]	5,280,733
983,873	Primo Water Corp.[2]	13,528,254

		19,164,231

Household & Personal Products — 3.4%
420,193	elf Beauty, Inc.[1]	8,013,080

Total Consumer Staples		27,177,311

Financials — 24.0%
Banks — 18.9%
283,413	Amalgamated Bank — Class A	3,582,340
487,567	Associated Banc-Corp.	6,669,917
342,141	BancorpSouth Bank	7,780,286
34,142	Bank of Hawaii Corp.	2,096,660
358,315	BankUnited, Inc.	7,255,879
622,536	Capitol Federal Financial, Inc.	6,854,121
70,841	Hancock Whitney Corp.	1,501,829
942,953	Investors Bancorp, Inc.	8,015,101

		43,756,133

Diversified Financials — 1.9%
138,189	Moelis & Co. — Class A	4,305,969

Insurance — 3.2%
204,823	Horace Mann Educators Corp.	7,523,149

Total Financials		55,585,251

Health Care — 2.7%
Health Care Equipment & Services — 2.7%
205,332	Envista Holdings Corp.[1]	4,330,452
85,331	Natus Medical, Inc.[1]	1,861,922

Total Health Care		6,192,374

Industrials — 26.4%
Capital Goods — 23.7%
53,467	Advanced Drainage Systems, Inc.	2,641,270
79,316	Applied Industrial Technologies, Inc.	4,948,525
202,641	Arcosa, Inc.	8,551,450
19,803	JELD-WEN Holding, Inc.[1]	319,026
146,143	Kaman Corp.	6,079,549

Shares		Value
Industrials — (continued)
Capital Goods — (continued)
838,308	Mueller Water Products, Inc. — Class A	$7,905,245
941,252	PAE, Inc.[1,2]	8,998,369
191,867	SPX Corp.[1]	7,895,327
67,806	Valmont Industries, Inc.	7,704,118

		55,042,879

Commercial & Professional Services — 2.7%
105,362	Clean Harbors, Inc.[1]	6,319,613

Total Industrials		61,362,492

Information Technology — 8.2%
Software & Services — 6.0%
585,637	Brightcove, Inc.[1]	4,614,819
84,029	Envestnet, Inc.[1]	6,179,493
323,235	Tufin Software Technologies Ltd.[1,2]	3,086,894

		13,881,206

Technology Hardware & Equipment — 2.2%
40,736	Rogers Corp.[1]	5,075,706

Total Information Technology		18,956,912

Materials — 1.9%
Chemicals — 1.9%
239,776	GCP Applied Technologies, Inc.[1]	4,455,038

Real Estate — 4.6%
Office REIT’s — 4.6%
168,746	American Assets Trust, Inc.	4,697,889
238,715	Corporate Office Properties Trust	6,049,038

Total Real Estate		10,746,927

Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.6%
600,766	Vonage Holdings Corp.[1]	6,043,706

Utilities — 7.1%
Gas Utilities — 1.9%
63,190	Southwest Gas Holdings, Inc.	4,363,270

Multi-Utilities — 2.5%
101,306	Black Hills Corp.	5,739,998

Water Utilities — 2.7%
103,602	SJW Group	6,434,720

Total Utilities		16,537,988

Total Common Stock (Cost $231,917,485)		227,955,740

See accompanying notes to financial statements.		CRM Funds
22

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Shares		Value
Short-Term Investments — 2.6%
3,083,584	Blackrock Liquidity Funds T-Fund — Institutional Shares, 0.11%[3]	$3,083,584
3,083,586	Federated Hermes Treasury Obligations Fund — Institutional Series, 0.10%[3]	3,083,586

Total Short-Term Investments (Cost $6,167,170)		6,167,170

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.8% (Cost $238,084,655)		234,122,910

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 4.5%
Money Market Funds — 1.8%
$ 507,000	Blackrock Liquidity Funds Prime Portfolio, 0.17%[3]	$507,000
507,000	Federated Institutional Money Market Management, 0.17%[3]	507,000
507,000	Fidelity Institutional Money Market Funds - Government Portfolio, 0.16%[3]	507,000
507,000	Goldman Sachs Financial Square Government Fund, 0.25%[3]	507,000
507,000	Invesco Short-Term Investments Trust-Liquid Assets, 0.17%[3]	507,000
1,030,000	JPMorgan U.S. Government Money Market Fund Capital Shares, 0.20%[3]	1,030,000
507,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.15%[3]	507,000

Total Money Market Funds		4,072,000

Repurchase Agreements — 2.3%
2,468,037	With Barclays Capital, Inc.: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $2,468,042 (collateralized by US Treasury Securities, par values ranging from $393,207 - $696,637, coupon rates ranging from 0.00% to 2.50%, 02/15/26 - 05/15/47; total market value $2,517,398)	2,468,037

Principal		Value
Repurchase Agreements — (continued)
$ 383,645	With Citigroup Global Markets, Inc.: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $383,646 (collateralized by US Treasury Securities, par values ranging from $0 - $222,432, coupon rates ranging from 0.00% to 6.75%, 09/17/20 - 08/15/44; total market value $391,318)	$383,645
2,468,037	With JP Morgan Securities LLC: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $2,468,042 (collateralized by US Treasury Securities, par values ranging from $9,191 - $2,080,934, coupon rates ranging from 0.00% to 2.50%, 10/08/20 - 04/30/23; total market value $2,517,398)	2,468,037

Total Repurchase Agreements		5,319,719

Time Deposit — 0.4%
1,000,000	Mizuho Bank Ltd., 0.09%, 7/01/20[3]	1,000,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $10,391,719)		10,391,719

Total Investments — 105.3% (Cost $248,476,374)		244,514,629	[4]
Liabilities in Excess of Other Assets — (5.3)%		(12,399,532)

Total Net Assets — 100.0%		$232,115,097

See accompanying notes to financial statements.		CRM Funds
23

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$227,955,740	$227,955,740	—	—
Short-Term Investments	6,167,170	6,167,170	—	—
Short-Term Investments Held As Collateral For Loaned Securities	10,391,719	5,072,000	$5,319,719	—

Total Investments in Securities	$244,514,629	$239,194,910	$5,319,719	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2020.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At June 30, 2020, the market value of securities on loan for the CRM Small Cap Value Fund was $10,395,456. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
24

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

Shares		Value
Common Stock — 97.7%
Consumer Discretionary — 12.5%
Consumer Durables & Apparel — 2.3%
409,378	G-III Apparel Group Ltd.[1]	$5,440,634

Consumer Services — 3.6%
237,910	ServiceMaster Global Holdings, Inc.[1]	8,491,008

Retailing — 6.6%
341,501	LKQ Corp.[1]	8,947,326
27,568	RH1,2	6,861,675

		15,809,001

Total Consumer Discretionary		29,740,643

Consumer Staples — 9.0%
Food, Beverage & Tobacco — 9.0%
376,193	Nomad Foods Ltd.[1]	8,069,340
672,731	Primo Water Corp.	9,250,051
93,171	TreeHouse Foods, Inc.[1]	4,080,890

Total Consumer Staples		21,400,281

Energy — 2.0%
Energy Equipment & Services — 0.8%
195,315	ChampionX Corp.[1]	1,906,274

Oil, Gas & Consumable Fuels — 1.2%
262,845	Parsley Energy, Inc. — Class A	2,807,185

Total Energy		4,713,459

Financials — 16.8%
Banks — 11.5%
443,054	Associated Banc-Corp.	6,060,979
270,336	BancorpSouth Bank	6,147,441
117,753	BankUnited, Inc.	2,384,498
920,784	Investors Bancorp, Inc.	7,826,664
341,202	TFS Financial Corp.	4,882,600

		27,302,182

Diversified Financials — 1.3%
100,069	Moelis & Co. — Class A	3,118,150

Insurance — 4.0%
94,752	American Financial Group, Inc.	6,012,962
60,445	W.R. Berkley Corp.	3,462,894

		9,475,856

Total Financials		39,896,188

Health Care — 7.5%
Health Care Equipment & Services — 4.6%
6,011	Cooper Cos, Inc. (The)	1,704,960
438,735	Envista Holdings Corp.[1]	9,252,921

		10,957,881

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
15,073	Bio-Rad Laboratories, Inc. — Class A1	$6,805,309

Total Health Care		17,763,190

Industrials — 25.2%
Capital Goods — 16.4%
52,240	Advanced Drainage Systems, Inc.	2,580,656
96,460	Applied Industrial Technologies, Inc.	6,018,139
72,893	Carlisle Cos, Inc.	8,723,105
113,782	Kaman Corp.	4,733,331
271,012	Sunrun, Inc.[1]	5,344,357
13,473	Teledyne Technologies, Inc.[1]	4,189,429
63,964	Valmont Industries, Inc.	7,267,590

		38,856,607

Commercial & Professional Services — 8.8%
367,441	Clarivate PLC[1,3]	8,204,958
127,437	Clean Harbors, Inc.[1]	7,643,671
82,301	TriNet Group, Inc.[1]	5,015,423

		20,864,052

Total Industrials		59,720,659

Information Technology — 6.2%
Semiconductors & Semiconductor Equipment — 2.4%
98,052	Cree, Inc.[1]	5,803,698

Software & Services — 3.8%
114,902	PTC, Inc.[1]	8,938,227

Total Information Technology		14,741,925

Materials — 5.5%
Chemicals — 5.5%
187,578	GCP Applied Technologies, Inc.[1]	3,485,199
127,578	RPM International, Inc.	9,576,005

Total Materials		13,061,204

Real Estate — 6.6%
Office REIT’s — 6.6%
264,074	Corporate Office Properties Trust	6,691,635
174,523	Cousins Properties, Inc.	5,206,021
115,509	Equity Commonwealth	3,719,390

Total Real Estate		15,617,046

Utilities — 6.4%
Multi-Utilities — 4.7%
65,334	Black Hills Corp.	3,701,825
322,676	NiSource, Inc.	7,337,652

		11,039,477

See accompanying notes to financial statements.		CRM Funds
25

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Shares		Value
Utilities — (continued)
Water Utilities — 1.7%
32,044	American Water Works Co., Inc.	$4,122,781

Total Utilities		15,162,258

Total Common Stock (Cost $203,887,224)		231,816,853

Short-Term Investments — 3.0%
3,538,528	Blackrock Liquidity Funds T-Fund — Institutional Shares, 0.11%[4]	3,538,528
3,538,528	Federated Hermes Treasury Obligations Fund — Institutional Series, 0.10%[4]	3,538,528

Total Short-Term Investments (Cost $7,077,056)		7,077,056

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.7% (Cost $210,964,280)		238,893,909

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 3.0%
Repurchase Agreements — 3.0%
1,689,315	With Barclays Capital, Inc.: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,689,318 (collateralized by US Treasury Securities, par values ranging from $269,141 - $476,832, coupon rates ranging from 0.00% to 2.50%, 02/15/26 - 05/15/47; total market value $1,723,102)	1,689,315
1,689,315	With Credit Agricole CIB: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,689,318 (collateralized by a US Treasury Security, par value of $1,141,716, coupon rate of 3.88%, 08/15/40; total market value $1,723,105)	1,689,315
1,689,315	With JP Morgan Securities LLC: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,689,318 (collateralized by US Treasury Securities, par values ranging from $6,291 - $1,424,352, coupon rates ranging from 0.00% to 2.50%, 10/08/20 - 04/30/23; total market value $1,723,101)	1,689,315

Principal		Value
Repurchase Agreements — (continued)
$ 355,633	With Mizuho Securities USA, LLC: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $355,634 (collateralized by US Treasury Securities, par values ranging from $1 - $53,345, coupon rates ranging from 1.13% to 2.63%, 01/31/21 - 02/28/22; total market value $362,746)	$355,633
1,689,315	With Nomura Securities International, Inc.,: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $1,689,318 (collateralized by US Treasury Securities, par values ranging from $3 - $594,415, coupon rates ranging from 0.00% to 3.88%, 11/15/21 - 11/15/49; total market value $1,723,103)	1,689,315

Total Repurchase Agreements		7,112,893

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $7,112,893)		7,112,893

Total Investments — 103.7% (Cost $218,077,173)		246,006,802	[5]
Liabilities in Excess of Other Assets — (3.7)%		(8,828,839)

Total Net Assets — 100.0%		$237,177,963

See accompanying notes to financial statements.		CRM Funds
26

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$231,816,853	$231,816,853	—	—
Short-Term Investments	7,077,056	7,077,056	—	—
Short-Term Investments Held As Collateral For Loaned Securities	7,112,893	—	$7,112,893	—

Total Investments in Securities	$246,006,802	$238,893,909	$7,112,893	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2020.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2020, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $6,861,675. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
27

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

Shares		Value

Common Stock — 98.3%
Consumer Discretionary — 9.3%
Consumer Durables & Apparel — 2.0%
70,515	Mohawk Industries, Inc.[1]	$7,175,607

Consumer Services — 3.5%
353,828	ServiceMaster Global Holdings, Inc.[1]	12,628,121

Retailing — 3.8%
509,381	LKQ Corp.[1]	13,345,782

Total Consumer Discretionary		33,149,510

Consumer Staples — 5.2%
Food, Beverage & Tobacco — 5.2%
552,366	Nomad Foods Ltd.[1]	11,848,251
150,345	TreeHouse Foods, Inc.[1]	6,585,111

Total Consumer Staples		18,433,362

Energy — 3.1%
Energy Equipment & Services — 1.1%
411,763	ChampionX Corp.[1]	4,018,807

Oil, Gas & Consumable Fuels — 2.0%
89,562	Diamondback Energy, Inc.	3,745,483
310,883	Parsley Energy, Inc. — Class A	3,320,230

		7,065,713

Total Energy		11,084,520

Financials — 18.0%
Banks — 6.8%
556,271	Associated Banc-Corp.	7,609,787
359,916	BancorpSouth Bank	8,184,490
419,006	BankUnited, Inc.	8,484,872

		24,279,149

Diversified Financials — 6.7%
58,175	Morningstar, Inc.	8,200,930
62,086	Nasdaq, Inc.	7,417,414
126,038	State Street Corp.	8,009,715

		23,628,059

Insurance — 4.5%
165,093	American Financial Group, Inc.	10,476,802
137,874	Axis Capital Holdings Ltd.	5,592,169

		16,068,971

Total Financials		63,976,179

Health Care — 8.3%
Health Care Equipment & Services — 4.7%
8,828	Cooper Cos, Inc. (The)	2,503,974
670,724	Envista Holdings Corp.[1]	14,145,569

		16,649,543

Pharmaceuticals, Biotechnology & Life Sciences — 3.6%
22,907	Bio-Rad Laboratories, Inc. — Class A1	10,342,281

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
47,611	Royalty Pharma PLC — Class A1,2	$2,311,514

		12,653,795

Total Health Care		29,303,338

Industrials — 26.1%
Capital Goods — 18.3%
100,096	AMETEK, Inc.	8,945,580
143,532	Applied Industrial Technologies, Inc.	8,954,961
101,434	Carlisle Cos, Inc.	12,138,607
131,307	Dover Corp.	12,679,004
216,822	Otis Worldwide Corp.	12,328,499
43,462	Regal Beloit Corp.	3,795,102
19,734	Teledyne Technologies, Inc.[1]	6,136,287

		64,978,040

Commercial & Professional Services — 7.8%
552,833	Clarivate PLC[1,2]	12,344,761
104,013	IHS Markit Ltd.	7,852,981
125,604	TriNet Group, Inc.[1]	7,654,308

		27,852,050

Total Industrials		92,830,090

Information Technology — 6.0%
Semiconductors & Semiconductor Equipment — 2.4%
81,991	Microchip Technology, Inc.	8,634,472

Software & Services — 3.6%
164,238	PTC, Inc.[1]	12,776,074

Total Information Technology		21,410,546

Materials — 5.5%
Chemicals — 4.1%
194,597	RPM International, Inc.	14,606,451

Construction Materials — 1.4%
43,032	Vulcan Materials Co.	4,985,257

Total Materials		19,591,708

Real Estate — 6.9%
Office REIT’s — 3.9%
249,309	Cousins Properties, Inc.	7,436,887
200,223	Equity Commonwealth	6,447,181

		13,884,068

Specialized REIT’s — 3.0%
14,845	Equinix, Inc.	10,425,644

Total Real Estate		24,309,712

Utilities — 9.9%
Gas Utilities — 2.4%
85,690	Atmos Energy Corp.	8,533,010

Multi-Utilities — 5.2%
142,799	Black Hills Corp.	8,090,991

See accompanying notes to financial statements.		CRM Funds
28

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

Shares		Value
Utilities — (continued)
Multi-Utilities — (continued)
453,120	NiSource, Inc.	$10,303,949

		18,394,940

Water Utilities — 2.3%
63,843	American Water Works Co., Inc.	8,214,041

Total Utilities		35,141,991

Total Common Stock (Cost $301,557,923)		349,230,956

Short-Term Investments — 1.9%
3,444,421	Blackrock Liquidity Funds T-Fund — Institutional Shares, 0.11%[3]	3,444,421
3,444,422	Federated Hermes Treasury Obligations Fund — Institutional Series, 0.10%[3]	3,444,422

Total Short-Term Investments (Cost $6,888,843)		6,888,843

Total Investments — 100.2% (Cost $308,446,766)		356,119,799
Liabilities in Excess of Other Assets — (0.2)%		(761,209)

Total Net Assets — 100.0%		$355,358,590

A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$349,230,956	$349,230,956	—	—
Short-Term Investments	6,888,843	6,888,843	—	—

Total Investments in Securities	$356,119,799	$356,119,799	—	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2020.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes to financial statements.		CRM Funds
29

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

Shares		Value
Common Stock — 98.2%
Consumer Discretionary — 7.4%
Consumer Durables & Apparel — 1.5%
29,181	G-III Apparel Group Ltd.[1]	$387,816

Consumer Services — 1.3%
8,874	ServiceMaster Global Holdings, Inc.[1]	316,713

Retailing — 4.6%
22,542	LKQ Corp.[1]	590,600
2,242	RH1,2	558,034

		1,148,634

Total Consumer Discretionary		1,853,163

Consumer Staples — 10.6%
Food, Beverage & Tobacco — 6.5%
25,638	Nomad Foods Ltd.[1]	549,935
79,566	Primo Water Corp.	1,094,033

		1,643,968

Household & Personal Products — 4.1%
53,394	elf Beauty, Inc.[1]	1,018,223

Total Consumer Staples		2,662,191

Financials — 19.3%
Banks — 9.7%
28,741	Associated Banc-Corp	393,177
18,023	BancorpSouth Bank	409,843
30,852	BankUnited, Inc.	624,753
43,968	Investors Bancorp, Inc.	373,728
6,790	JPMorgan Chase & Co.	638,667

		2,440,168

Diversified Financials — 4.4%
18,181	Charles Schwab Corp. (The)	613,427
7,828	State Street Corp.	497,470

		1,110,897

Insurance — 5.2%
9,964	American Financial Group, Inc.	632,315
21,699	American International Group, Inc.	676,575

		1,308,890

Total Financials		4,859,955

Health Care — 11.5%
Health Care Equipment & Services — 7.9%
5,264	Danaher Corp.	930,833
21,200	Envista Holdings Corp.[1]	447,108
1,592	Humana, Inc.	617,298

		1,995,239

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.6%
5,283	Johnson & Johnson	$742,948
3,291	Royalty Pharma PLC — Class A1,2,3	159,778

		902,726

Total Health Care		2,897,965

Industrials — 20.6%
Capital Goods — 10.7%
6,909	Dover Corp.	667,133
11,775	Kaman Corp.	489,840
11,212	Otis Worldwide Corp.	637,514
3,840	Regal Beloit Corp.	335,309
5,072	Valmont Industries, Inc.	576,281

		2,706,077

Commercial & Professional Services — 7.7%
38,030	Clarivate PLC[1,3]	849,210
7,286	IHS Markit Ltd.	550,093
8,630	TriNet Group, Inc.[1]	525,912

		1,925,215

Transportation — 2.2%
10,455	Kirby Corp.[1]	559,970

Total Industrials		5,191,262

Information Technology — 14.1%
Semiconductors & Semiconductor Components — 2.4%
1,912	Broadcom, Inc.	603,446

Semiconductors & Semiconductor Equipment — 4.4%
9,085	Cree, Inc.[1]	537,741
5,361	Microchip Technology, Inc.	564,567

		1,102,308

Software & Services — 7.3%
4,614	Microsoft Corp.	938,995
11,794	PTC, Inc.[1]	917,456

		1,856,451

Total Information Technology		3,562,205

Materials — 1.4%
Chemicals — 1.4%
4,663	RPM International, Inc.	350,005

Real Estate — 4.7%
Office REIT’s — 2.1%
17,649	Cousins Properties, Inc.	526,469

Specialized REIT’s — 2.6%
919	Equinix, Inc.	645,414

Total Real Estate.		1,171,883

Telecommunication Services — 1.8%
Diversified Telecommunication Services — 1.8%
45,797	Vonage Holdings Corp.[1]	460,718

See accompanying notes to financial statements.		CRM Funds
30

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Shares		Value
Utilities — 6.8%
Electric Utilities — 3.8%
4,015	NextEra Energy, Inc.	$964,283

Gas Utilities — 3.0%
7,644	Atmos Energy Corp.	761,189

Total Utilities		1,725,472

Total Common Stock (Cost $21,964,869)		24,734,819

Short-Term Investments — 3.2%
404,617	Blackrock Liquidity Funds T-Fund — Institutional Shares, 0.11%[4]	404,617
404,617	Federated Hermes Treasury Obligations Fund — Institutional Series, 0.10%[4]	404,617

Total Short-Term Investments (Cost $809,234)		809,234

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.4% (Cost $22,774,103)		25,544,053

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.9%
Repurchase Agreements — 2.9%
$737,036	With JP Morgan Securities LLC: at 0.07%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $737,037 (collateralized by US Treasury Securities, par values ranging from $2,745 - $621,435, coupon rates ranging from 0.00% to 2.50%, 10/08/20 - 04/30/23; total market value $751,777)
Total Repurchase Agreements		$737,036

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $737,036)		737,036

Total Investments — 104.3% (Cost $23,511,139)		26,281,089	[5]
Liabilities in Excess of Other Assets — (4.3)%			(1,080,814)

Total Net Assets — 100.0%		$25,200,275

See accompanying notes to financial statements.		CRM Funds
31

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$24,734,819	$24,734,819	—	—
Short-Term Investments	809,234	809,234	—	—
Short-Term Investments Held As Collateral For Loaned Securities	737,036	—	$737,036	—

Total Investments in Securities	$26,281,089	$25,544,053	$737,036	—

There were no transfers into or out of Level 3 related to securities held at June 30, 2020.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2020, the market value of securities on loan for the CRM All Cap Value Fund was $712,834. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.		CRM Funds
32

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 2020

Shares		Value
Common Stock — 90.2%
Consumer Discretionary — 16.4%
Consumer Durables & Apparel — 4.2%
176,649	G-III Apparel Group Ltd.[1,2]	$2,347,665

Consumer Services — 5.0%
175,961	Regis Corp.[1,2]	1,439,361
38,608	ServiceMaster Global Holdings, Inc.[1,2]	1,377,920

		2,817,281

Retailing — 7.2%
75,531	LKQ Corp.[1,2]	1,978,912
8,509	RH1	2,117,890

		4,096,802

Total Consumer Discretionary		9,261,748

Consumer Staples — 12.5%
Food, Beverage & Tobacco — 8.0%
78,671	Nomad Foods Ltd.[1]	1,687,493
204,341	Primo Water Corp.[2]	2,809,689

		4,497,182

Household & Personal Products — 4.5%
134,202	elf Beauty, Inc.[1,2]	2,559,232

Total Consumer Staples		7,056,414

Financials — 8.1%
Banks — 4.4%
26,683	JPMorgan Chase & Co.	2,509,803

Diversified Financials — 1.3%
21,384	Charles Schwab Corp. (The)	721,496

Insurance — 2.4%
43,197	American International Group, Inc.[2]	1,346,883

Total Financials		4,578,182

Health Care — 7.4%
Health Care Equipment & Services — 6.7%
12,264	Danaher Corp.[2]	2,168,643
77,379	Envista Holdings Corp.[1]	1,631,923

		3,800,566

Pharmaceuticals, Biotechnology & Life Sciences — 0.7%
7,467	Royalty Pharma PLC — Class A1,3	362,523

Total Health Care		4,163,089

Industrials — 28.2%
Capital Goods — 18.1%
8,791	Carlisle Cos, Inc.	1,052,019
9,732	Dover Corp.[2]	939,722
22,593	Kaman Corp.	939,869
36,672	Otis Worldwide Corp.	2,085,170
274,982	PAE, Inc.[1,2]	2,628,828

Shares		Value
Industrials — (continued)
Capital Goods — (continued)
10,423	Regal Beloit Corp.	$910,136
84,213	Sunrun, Inc.[1]	1,660,680

		10,216,424

Commercial & Professional Services — 5.1%
81,543	Clarivate PLC[1,2,3]	1,820,855
18,250	Clean Harbors, Inc.[1]	1,094,635

		2,915,490

Transportation — 5.0%
19,094	Canadian National Railway Co.	1,691,156
21,255	Kirby Corp.[1,2]	1,138,418

		2,829,574

Total Industrials		15,961,488

Information Technology — 9.2%
Software & Services — 9.2%
3,414	Fair Isaac Corp.[1,2]	1,427,189
24,235	PTC, Inc.[1,2]	1,885,241
63,761	Tenable Holdings, Inc.[1]	1,900,715

Total Information Technology		5,213,145

Real Estate — 4.8%
Specialized REIT’s — 4.8%
3,852	Equinix, Inc.[2]	2,705,259

Utilities — 3.6%
Electric Utilities — 3.6%
8,509	NextEra Energy, Inc.[2]	2,043,606

Total Common Stock (Cost $44,832,699)		50,982,931

Short-Term Investments — 11.3%
3,209,424	Blackrock Liquidity Funds T-Fund — Institutional Shares, 0.11%[4]	$3,209,424
3,209,425	Federated Hermes Treasury Obligations Fund — Institutional Series, 0.10%[4]	3,209,425

Total Short-Term Investments (Cost $6,418,849)		6,418,849

Total Investments in Securities — 101.5% (Cost $51,251,548)		57,401,780

Common Stock Sold Short — (38.7%)
Communication Services — (7.2%)
Diversified Telecommunication Services — (2.6%)
(49,380)	AT&T, Inc.	$(1,492,757)

See accompanying notes to financial statements.		CRM Funds
33

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Shares		Value
Communication Services — (continued)
Media & Entertainment — (4.6%)
(31,755)	Fox Corp. — Class A	$(851,669)
(8,816)	Omnicom Group, Inc.	(481,354)
(83,434)	Pearson PLC[3]	(593,949)
(5,863)	Roku, Inc.[1]	(683,215)

		(2,610,187)

Total Communication Services		(4,102,944)

Consumer Discretionary — (5.1%)
Consumer Durables & Apparel — (2.8%)
(25,624)	Capri Holdings Ltd.[1]	(400,503)
(20,720)	Tapestry Inc.	(275,162)
(4,451)	VF Corp.	(271,244)
(4,819)	Whirlpool Corp.	(624,205)

		(1,571,114)

Hotels, Restaurants & Leisure — (1.4%)
(18,970)	Brinker International, Inc.	(455,280)
(6,173)	Shake Shack, Inc. — Class A1	(327,046)

		(782,326)

Retailing — (0.9%)
(6,000)	Canadian Tire Corp Ltd. — Class A	(519,917)

Total Consumer Discretionary		(2,873,357)

Consumer Staples — (3.2%)
Food & Staples Retailing — (2.4%)
(3,690)	Casey’s General Stores, Inc.	(551,729)
(24,048)	Kroger Co. (The)	(814,024)

		(1,365,753)

Food, Beverage & Tobacco — (0.8%)
(3,264)	Hershey Co. (The)	(423,080)

Total Consumer Staples		(1,788,833)

Financials — (1.0%)
Banks — (1.0%)
(13,100)	National Bank of Canada	(593,630)

Health Care — (5.4%)
Health Care Equipment & Services — (5.4%)
(6,146)	Integer Holdings Corp.[1]	(448,965)
(13,208)	Merit Medical Systems, Inc.[1]	(602,945)
(17,530)	Omnicell, Inc.[1]	(1,237,969)
(5,074)	STERIS PLC[3]	(778,555)

Total Health Care		(3,068,434)

Shares		Value
Industrials — (9.5%)
Capital Goods — (8.6%)
(8,156)	Acuity Brands, Inc.	$(780,856)
(24,300)	Bloom Energy Corp. — Class A1	(264,384)
(7,054)	PACCAR, Inc.	(527,992)
(10,626)	Proto Labs, Inc.[1]	(1,195,106)
(29,515)	Signify NV1	(758,826)
(27,683)	Volvo AB — Class B1	(435,589)
(15,739)	Westinghouse Air Brake Technologies Corp.	(906,094)

		(4,868,847)

Commercial & Professional Services — (0.9%)
(9,453)	Robert Half International, Inc.	(499,402)

Total Industrials		(5,368,249)

Information Technology — (7.0%)
Semiconductors & Semiconductor Components — (2.3%)
(9,468)	SolarEdge Technologies, Inc.[1]	(1,313,969)

Software & Services — (3.9%)
(85,553)	BlackBerry Ltd.[1]	(418,354)
(4,358)	Citrix Systems, Inc.	(644,592)
(4,275)	CyberArk Software Ltd.[1]	(424,379)
(6,619)	Qualys, Inc.[1]	(688,509)

		(2,175,834)

Technology Hardware & Equipment — (0.8%)
(14,068)	Belden, Inc.	(457,913)

Total Information Technology		(3,947,716)

Real Estate — (0.3%)
Office REIT’s — (0.3%)
(2,966)	SL Green Realty Corp.	(146,194)

Total Common Stock Sold Short (Proceeds $(22,442,200))		(21,889,357)

Other Assets in Excess of Liabilities — 37.2%		21,027,850

Total Net Assets — 100.0%		$56,540,273

See accompanying notes to financial statements.		CRM Funds
34

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

A summary of inputs used to value the Fund’s investments as of June 30, 2020 is as follows (see Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Assets:
Investments in Securities:
Common Stock	$50,982,931	$50,982,931	—	—
Short-Term Investments	6,418,849	6,418,849	—	—

Total Assets - Investments in Securities	$57,401,780	$57,401,780	—	—

Other Financial Instruments:*
Total Return Swap Agreements - Equity Contracts	$620,844	—	$620,844	—

Total Assets - Other Financial Instruments	$620,844	$—	$620,844	—

Liabilities:
Investments in Securities:
Common Stock Sold Short	$(21,889,357)	$(20,100,993)	$(1,788,364)	—

Total Liabilities - Investments in Securities	$(21,889,357)	$(20,100,993)	$(1,788,364)	—

Other Financial Instruments:*
Total Return Swap Agreements - Equity Contracts	$(379,578)	—	$(379,578)	—

Total Liabilities - Other Financial Instruments	$(379,578)	$—	$(379,578)	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at June 30, 2020.

[1]	Non-income producing security.
[2]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes to financial statements.		CRM Funds
35

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

OTC Total return swap agreements outstanding at June 30, 2020:

Counter- party	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ Depreciation
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/23/21	$1,752,425	Microsoft Corp.	$444,157	$—	$444,157
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/23/21	1,262,366	Visa, Inc. — Class A	162,063	—	162,063
Morgan Stanley	0.73% (Fed Funds Rate + 0.65%)	03/23/21	1,937,040	Walt Disney Co.	(275,002)	—	(275,002)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(695,860)	Morgan Stanley Custom Swap (MSCMS094) Index(3)	(28,216)	—	(28,216)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(690,679)	Morgan Stanley Custom Swap (MSCMS095) Index(3)	10,220	—	10,220
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(701,747)	Morgan Stanley Custom Swap (MSCMS096) Index(3)	(4,123)	—	(4,123)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(697,338)	Morgan Stanley Custom Swap (MSCMS097) Index(3)	(17,173)	—	(17,173)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(694,262)	Morgan Stanley Custom Swap (MSCMS098) Index(3)	4,404	—	4,404
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(690,463)	Morgan Stanley Custom Swap (MSCMS099) Index(3)	(3,914)	—	(3,914)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(690,492)	Morgan Stanley Custom Swap (MSCMS100) Index(3)	(13,856)	—	(13,856)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(690,502)	Morgan Stanley Custom Swap (MSCMS101) Index(3)	(8,134)	—	(8,134)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(693,343)	Morgan Stanley Custom Swap (MSCMS102) Index(3)	(22,012)	—	(22,012)
Morgan Stanley	(0.37%) (Fed Funds Rate minus 0.45%)	07/30/20	(678,401)	Morgan Stanley Custom Swap (MSCMS103) Index(3)	(7,148)	—	(7,148)

Total Unrealized Appreciation							$620,844

Total Unrealized (Depreciation)							$(379,578)

Total					$241,266	$—	$241,266

(1)Paid monthly.

(2)Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate.

(3)See the tables below for the swap constituents.

See accompanying notes to financial statements.		CRM Funds
36

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS094) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Lam Research Corp.	74	$23,810	3.42%
United Parcel Service, Inc.	206	22,946	3.30%
Amgen, Inc.	96	22,670	3.26%
ANSYS, Inc.	77	22,607	3.25%
Apple, Inc.	62	22,551	3.24%
NXP Semiconductors NV	197	22,496	3.23%
QUALCOMM, Inc.	246	22,411	3.22%
Fastenal Co.	523	22,397	3.22%
Applied Materials, Inc.	370	22,388	3.22%
Micron Technology, Inc.	430	22,161	3.18%
Sherwin-Williams Co. (The)	38	22,100	3.18%
Fortinet, Inc.	161	22,057	3.17%
Cummins, Inc.	125	21,718	3.12%
Cognizant Technology Solutions Corp.	382	21,716	3.12%
Dollar General Corp.	114	21,685	3.12%
Cisco Systems, Inc.	465	21,673	3.11%
Home Depot, Inc. (The)	86	21,640	3.11%
Caterpillar, Inc.	170	21,513	3.09%
Agilent Technologies, Inc.	243	21,493	3.09%
Target Corp.	179	21,487	3.09%
Walgreens Boots Alliance, Inc.	506	21,445	3.08%
PACCAR, Inc.	286	21,425	3.08%
Rockwell Automation, Inc.	101	21,428	3.08%
Eaton Corp PLC	244	21,302	3.06%
Costco Wholesale Corp.	70	21,260	3.05%
CVS Health Corp.	326	21,211	3.05%
Automatic Data Processing, Inc.	142	21,212	3.05%
3M Co.	135	21,095	3.03%
Motorola Solutions, Inc.	149	20,874	3.00%
Fidelity National Information Services, Inc.	153	20,487	2.94%
McDonald’s Corp.	111	20,423	2.94%
Starbucks Corp.	274	20,179	2.90%

		$695,860	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS095) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Best Buy Co, Inc.	2,858	$249,416	36.11%

See accompanying notes to financial statements.		CRM Funds
37

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Reference Entity	Shares	Market Value	% of Total Index Value
McDonald’s Corp.	1,207	$222,609	32.23%
Starbucks Corp.	2,971	218,654	31.66%

		$690,679	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS096) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Lam Research Corp.	162	$52,383	7.47%
Align Technology, Inc.	187	51,274	7.31%
Apple, Inc.	141	51,259	7.30%
Applied Materials, Inc.	845	51,086	7.28%
ANSYS, Inc.	175	51,072	7.28%
Fastenal Co.	1,183	50,690	7.22%
QUALCOMM, Inc.	553	50,405	7.18%
Micron Technology, Inc.	970	49,956	7.12%
NXP Semiconductors NV	437	49,812	7.10%
Fortinet, Inc.	362	49,667	7.08%
Cisco Systems, Inc.	1,064	49,642	7.07%
Sherwin-Williams Co. (The)	86	49,599	7.07%
Motorola Solutions, Inc.	349	48,847	6.96%
HCA Healthcare, Inc.	475	46,055	6.56%

		$701,747	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS097) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Align Technology, Inc.	651	$178,793	25.64%
Apple, Inc.	486	177,243	25.42%
Fastenal Co.	4,061	173,993	24.95%
HCA Healthcare, Inc.	1,724	167,309	23.99%

		$697,338	100.00%

See accompanying notes to financial statements.		CRM Funds
38

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS098) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Amgen, Inc.	991	$233,621	33.65%
Agilent Technologies, Inc.	2,620	231,547	33.35%
Pfizer, Inc.	7,006	229,094	33.00%

		$694,262	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS099) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Kroger Co. (The)	1,027	$34,769	5.03%
McCormick & Co, Inc.	191	34,310	4.97%
Clorox Co. (The)	155	33,897	4.91%
Align Technology, Inc.	123	33,838	4.90%
Best Buy Co, Inc.	384	33,521	4.85%
Hormel Foods Corp.	693	33,436	4.84%
General Mills, Inc.	541	33,323	4.82%
PepsiCo, Inc.	251	33,197	4.81%
Amgen, Inc.	140	32,987	4.78%
Pfizer, Inc.	1,006	32,901	4.76%
Kellogg Co.	497	32,842	4.76%
Hershey Co. (The)	253	32,812	4.75%
Agilent Technologies, Inc.	369	32,635	4.73%
Philip Morris International, Inc.	461	32,312	4.68%
HCA Healthcare, Inc.	333	32,299	4.68%
Brown-Forman Corp.	506	32,217	4.67%
Duke Energy Corp.	403	32,182	4.66%
Altria Group, Inc.	817	32,081	4.65%
Estee Lauder Cos, Inc. (The)	170	32,016	4.64%
Constellation Brands, Inc.	183	31,965	4.63%
Sysco Corp.	566	30,923	4.48%

		$690,463	100.00%

See accompanying notes to financial statements.		CRM Funds
39

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS100) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Align Technology, Inc.	94	$25,834	3.74%
McCormick & Co, Inc.	141	25,259	3.66%
Best Buy Co, Inc.	289	25,252	3.66%
HCA Healthcare, Inc.	259	25,115	3.64%
Clorox Co. (The)	114	25,093	3.63%
Kroger Co. (The)	739	25,015	3.62%
Walgreens Boots Alliance, Inc.	589	24,972	3.62%
CVS Health Corp.	384	24,941	3.61%
General Mills, Inc.	402	24,801	3.59%
Agilent Technologies, Inc.	280	24,761	3.59%
PepsiCo, Inc.	187	24,759	3.59%
Constellation Brands, Inc.	141	24,718	3.58%
Kellogg Co.	374	24,695	3.58%
Home Depot, Inc. (The)	99	24,685	3.57%
Pfizer, Inc.	753	24,638	3.57%
Amgen, Inc.	104	24,603	3.56%
Hershey Co. (The)	190	24,564	3.56%
Ecolab, Inc.	123	24,535	3.55%
Hormel Foods Corp.	508	24,513	3.55%
Estee Lauder Cos, Inc. (The)	129	24,374	3.53%
Restaurant Brands International, Inc.	446	24,347	3.52%
Target Corp.	203	24,296	3.52%
Philip Morris International, Inc.	346	24,243	3.51%
Brown-Forman Corp.	380	24,197	3.50%
Sysco Corp.	442	24,156	3.50%
Altria Group, Inc.	615	24,143	3.50%
Duke Energy Corp.	301	24,079	3.49%
Canadian Imperial Bank of Commerce	357	23,904	3.46%

		$690,492	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS101) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Align Technology, Inc.	83	$22,751	3.29%
HCA Healthcare, Inc.	229	22,189	3.21%
Kroger Co. (The)	651	22,037	3.19%
Best Buy Co, Inc.	252	21,986	3.18%

See accompanying notes to financial statements.		CRM Funds
40

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2020

Reference Entity	Shares	Market Value	% of Total Index Value
General Mills, Inc.	354	$21,808	3.16%
Home Depot, Inc. (The)	87	21,787	3.15%
Clorox Co. (The)	99	21,782	3.15%
VF Corp.	357	21,744	3.15%
Restaurant Brands International, Inc.	397	21,670	3.14%
Ecolab, Inc.	109	21,659	3.14%
CVS Health Corp.	333	21,657	3.14%
Agilent Technologies, Inc.	245	21,612	3.13%
Pfizer, Inc.	660	21,592	3.13%
Ross Stores, Inc.	253	21,586	3.13%
McDonald’s Corp.	117	21,540	3.12%
Constellation Brands, Inc.	123	21,540	3.12%
Estee Lauder Cos, Inc. (The)	114	21,538	3.12%
Kellogg Co.	326	21,520	3.12%
Walgreens Boots Alliance, Inc.	508	21,518	3.12%
Hershey Co. (The)	166	21,498	3.11%
PepsiCo, Inc.	162	21,479	3.11%
Duke Energy Corp.	269	21,459	3.11%
Brown-Forman Corp.	337	21,448	3.11%
McCormick & Co, Inc.	120	21,445	3.11%
Amgen, Inc.	91	21,409	3.10%
Target Corp.	178	21,362	3.09%
Starbucks Corp.	289	21,265	3.08%
Sysco Corp.	388	21,209	3.07%
Hormel Foods Corp.	438	21,165	3.06%
Philip Morris International, Inc.	302	21,156	3.06%
Altria Group, Inc.	538	21,120	3.06%
Canadian Imperial Bank of Commerce	313	20,971	3.04%

		$690,502	100.00%

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS102) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
VF Corp.	1,948	$118,737	17.13%
Home Depot, Inc. (The)	462	115,722	16.69%
LyondellBasell Industries NV	1,757	115,462	16.65%
Sherwin-Williams Co. (The)	200	115,391	16.64%
Walgreens Boots Alliance, Inc.	2,704	114,632	16.53%
Canadian Imperial Bank of Commerce	1,693	113,399	16.36%

		$693,343	100.00%

See accompanying notes to financial statements.		CRM Funds
41

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2020

The following table represents the individual positions and related values of underlying securities of Morgan Stanley Custom Basket (MSCMS103) Index total return swap with Morgan Stanley Bank as of June 30, 2020, termination date 7/30/20:

Reference Entity	Shares	Market Value	% of Total Index Value
Sherwin-Williams Co. (The)	74	$42,969	6.34%
Home Depot, Inc. (The)	171	42,838	6.32%
Canadian Imperial Bank of Commerce	637	42,687	6.29%
LyondellBasell Industries NV	648	42,586	6.28%
Target Corp.	355	42,570	6.28%
Best Buy Co, Inc.	488	42,546	6.27%
VF Corp.	697	42,492	6.26%
McDonald’s Corp.	230	42,472	6.26%
CVS Health Corp.	653	42,447	6.26%
Costco Wholesale Corp.	140	42,314	6.24%
General Electric Co.	6,189	42,273	6.23%
Dollar General Corp.	221	42,196	6.22%
Walgreens Boots Alliance, Inc.	995	42,157	6.21%
Starbucks Corp.	573	42,151	6.21%
Ross Stores, Inc.	494	42,088	6.20%
Restaurant Brands International, Inc.	762	41,615	6.13%

		$678,401	100.00%

See accompanying notes to financial statements.		CRM Funds
42

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2020

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$248,476,374	$218,077,173	$308,446,766
Net unrealized appreciation (depreciation)	(3,961,745)	27,929,629	47,673,033

Total investments in securities, at value[1]	244,514,629	246,006,802	356,119,799
Receivable for fund shares sold	3,730	325,376	296,548
Receivable for securities sold	567,693	—	—
Dividends and interest receivable	190,239	149,288	204,243
Tax reclaims receivable	—	4,609	—
Other assets	26,383	39,620	34,861

Total assets	245,302,674	246,525,695	356,655,451

LIABILITIES:
Obligation to return securities lending collateral	10,391,719	7,112,893	—
Payable for fund shares redeemed	964,211	77,801	899,924
Payable for securities purchased	1,583,514	1,912,778	—
Accrued advisory fee	144,161	144,870	222,317
Trustees fees	11,616	10,328	16,786
Audit and tax fees	20,000	20,000	20,000
Other accrued expenses	72,356	69,062	137,834

Total liabilities	13,187,577	9,347,732	1,296,861

NET ASSETS	$232,115,097	$237,177,963	$355,358,590

COMPONENTS OF NET ASSETS
Paid-in-capital	$248,696,762	$214,759,023	$315,424,510
Total distributable earnings (loss)	(16,581,665)	22,418,940	39,934,080

NET ASSETS	$232,115,097	$237,177,963	$355,358,590

NET ASSETS BY SHARE CLASS
Investor Shares	$33,525,836	$16,259,256	$152,369,920
Institutional Shares	198,589,261	220,918,707	202,988,670

NET ASSETS	$232,115,097	$237,177,963	$355,358,590

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	2,987,835	1,675,214	8,307,669
Institutional Shares	14,954,504	22,094,705	10,587,134
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$11.22	$9.71	$18.34
Institutional Shares	$13.28	$10.00	$19.17

[1] Includes securities loaned of:	$10,395,456	$6,861,675	$—

See accompanying notes to financial statements.		CRM Funds
43

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2020

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$23,511,139	$51,251,548
Net unrealized appreciation	2,769,950	6,150,232

Investments in securities, at value[1]	26,281,089	$57,401,780
Foreign currencies held with broker for securities sold short (cost $0 and $3,456,415, respectively)	—	3,481,612
Cash	—	24,738
Cash pledged with broker for securities sold short	—	17,719,808
Receivable for fund shares sold	5,434	126,514
Receivable for securities sold	—	471,869
Unrealized appreciation on swap agreements	—	620,844
Dividends and interest receivable	15,025	10,363
Tax reclaim receivable	8,268	68,620
Other assets	16,878	31,667

Total assets	26,326,694	79,957,815

LIABILITIES:
Obligation to return securities lending collateral	737,036	—
Securities sold short, at value (proceeds $0 and $22,442,200, respectively)	—	21,889,357
Unrealized depreciation on swap agreements	—	379,578
Cash received from broker for swap agreements	—	316,904
Payable for fund shares redeemed	164,426	40,491
Payable for securities purchased	163,488	637,154
Payable for dividends on securities sold short	—	22,160
Interest payable	—	1,473
Accrued advisory fee	14,588	67,819
Trustees fees	1,177	10,192
Audit and tax fees	20,000	20,000
Other accrued expenses	25,704	32,414

Total liabilities	1,126,419	23,417,542

NET ASSETS	$25,200,275	$56,540,273

COMPONENTS OF NET ASSETS
Paid-in-capital	$24,622,082	$51,614,503
Total distributable earnings (loss)	578,193	4,925,770

NET ASSETS	$25,200,275	$56,540,273

NET ASSETS BY SHARE CLASS
Investor Shares	$6,893,618	$—
Institutional Shares	18,306,657	56,540,273

NET ASSETS	$25,200,275	$56,540,273

SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value, unlimited authorized shares)
Investor Shares	1,166,025	—
Institutional Shares	3,016,657	5,525,946
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$5.91	$—
Institutional Shares	$6.07	$10.23

[1] Includes securities loaned of:	$712,834	$—

See accompanying notes to financial statements.		CRM Funds
44

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME
Dividends and interest	$4,154,695	$3,404,785	$6,237,987
Securities lending income	16,919	104,410	170,911
Foreign tax withheld	(41,545)	(4,955)	—

Total investment income	4,130,069	3,504,240	6,408,898

EXPENSES
Investment advisory fees	2,149,391	1,890,457	3,082,371
Administration and accounting fees	87,141	78,282	116,456
Custody fees	17,825	17,248	24,640
Transfer agent fees	88,072	80,281	112,409
Sub-Transfer agent fees - Institutional Shares	27,851	81,369	110,629
Shareholder reports	23,000	27,690	54,998
Shareholder services - Investor Shares	119,631	49,862	469,819
Trustee fees and expenses	43,880	44,727	74,101
Insurance fees	27,560	23,407	39,470
Registration fees	44,603	46,269	57,067
Audit and tax fees	20,000	20,000	20,000
Legal fees	10,084	9,271	15,131
Interest expense on borrowing	—	5,334	—
Other expenses	90,429	79,320	131,699

Total expenses	2,749,467	2,453,517	4,308,790

Interest expense on borrowing reimbursed	—	(5,334)	—

Net expenses	2,749,467	2,448,183	4,308,790

NET INVESTMENT INCOME	1,380,602	1,056,057	2,100,108

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(9,006,927)	3,099,248	6,834,503
Net change in unrealized appreciation (depreciation) on:
Investments	(55,588,689)	(31,855,774)	(55,329,119)

Net realized and unrealized (loss) on investments	(64,595,616)	(28,756,526)	(48,494,616)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,215,014)	$(27,700,469)	$(46,394,508)

See accompanying notes to financial statements.		CRM Funds
45

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME
Dividends and interest	$465,869	$3,368,448
Securities lending income	11,133	—
Foreign tax withheld	(3,218)	(40,313)
Net interest income on securities sold short	—	2,145,084

Total investment income	473,784	5,473,219

EXPENSES
Investment advisory fees	203,947	4,187,953
Dividend expense on securities sold short	—	3,782,859
Administration and accounting fees	26,305	85,505
Custody fees	5,138	16,618
Transfer agent fees	41,119	99,073
Sub-Transfer agent fees - Institutional Shares	547	29,647
Shareholder reports	6,795	48,768
Shareholder services - Investor Shares	18,199	—
Trustee fees and expenses	4,574	28,158
Insurance fees	3,749	41,389
Registration fees	36,271	42,889
Audit and tax fees	20,000	20,000
Legal fees	2,363	476
Other expenses	12,529	72,284

Total expenses	381,536	8,455,619
Expenses waived/reimbursed	(26,959)	(230,201)

Net expenses	354,577	8,225,418

NET INVESTMENT INCOME (LOSS)	119,207	(2,752,199)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	(504,138)	62,979,654
Securities sold short	—	(3,310,862)
Swap agreements	—	3,197,284
Foreign currency transactions	—	394,323

Net realized gain (loss)	(504,138)	63,260,399

Net change in unrealized appreciation
(depreciation) on:
Investments	(2,490,038)	(43,094,398)
Securities sold short	—	(6,970,889)
Swap agreements	—	241,266
Foreign currency transactions	—	76,409

Net change in unrealized appreciation (depreciation)	(2,490,038)	(49,747,612)

Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	(2,994,176)	13,512,787

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,874,969)	$10,760,588

See accompanying notes to financial statements.		CRM Funds
46

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF YEAR	$325,349,323	$360,541,278

OPERATIONS
Net investment income	1,380,602	1,104,139
Net realized gain (loss) from investments	(9,006,927)	23,026,654
Net change in unrealized appreciation (depreciation) on investments	(55,588,689)	(25,476,828)

Net decrease in net assets resulting from operations	(63,215,014)	(1,346,035)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(3,814,720)	(6,544,754)
Institutional Shares	(16,284,198)	(22,730,701)

Total distributions to shareholders	(20,098,918)	(29,275,455)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,066,476	2,770,253
Sale of shares - Institutional Shares	39,703,170	25,047,531
Reinvestment of distributions - Investor Shares	3,730,997	6,100,795
Reinvestment of distributions - Institutional Shares	14,870,115	20,367,913
Redemption of shares - Investor Shares	(16,501,839)	(19,349,078)
Redemption of shares - Institutional Shares	(52,789,213)	(39,507,879)

Net decrease from capital share transactions	(9,920,294)	(4,570,465)

Total decrease in net assets	(93,234,226)	(35,191,955)

NET ASSETS - END OF YEAR	$232,115,097	$325,349,323

See accompanying notes to financial statements.		CRM Funds
47

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF YEAR	$278,418,803	$290,544,042

OPERATIONS
Net investment income	1,056,057	1,142,741
Net realized gain from investments	3,099,248	16,579,267
Net change in unrealized appreciation (depreciation) on investments	(31,855,774)	(12,444,233)

Net increase (decrease) in net assets resulting from operations	(27,700,469)	5,277,775

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(584,788)	(3,678,402)
Institutional Shares	(7,212,793)	(36,045,503)

Total distributions to shareholders	(7,797,581)	(39,723,905)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	888,579	6,192,379
Sale of shares - Institutional Shares	90,880,987	43,611,667
Reinvestment of distributions - Investor Shares	573,767	3,628,013
Reinvestment of distributions - Institutional Shares	7,193,058	35,954,931
Redemption of shares - Investor Shares	(6,558,356)	(10,921,444)
Redemption of shares - Institutional Shares	(98,720,825)	(56,144,655)

Net increase (decrease) from capital share transactions	(5,742,790)	22,320,891

Total decrease in net assets	(41,240,840)	(12,125,239)

NET ASSETS - END OF YEAR	$237,177,963	$278,418,803

See accompanying notes to financial statements.		CRM Funds
48

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF YEAR	$463,865,471	$555,351,644

OPERATIONS
Net investment income	2,100,108	2,531,752
Net realized gain from investments	6,834,503	24,425,658
Net change in unrealized appreciation (depreciation) on investments	(55,329,119)	(14,410,303)

Net increase (decrease) in net assets resulting from operations	(46,394,508)	12,547,107

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(5,947,237)	(20,364,661)
Institutional Shares	(7,186,280)	(24,831,416)

Total distributions to shareholders	(13,133,517)	(45,196,077)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	14,793,454	47,316,519
Sale of shares - Institutional Shares	36,256,400	77,994,529
Reinvestment of distributions - Investor Shares	5,866,784	20,139,568
Reinvestment of distributions - Institutional Shares	6,739,194	22,884,192
Redemption of shares - Investor Shares	(60,602,327)	(75,540,219)
Redemption of shares - Institutional Shares	(52,032,361)	(151,631,792)

Net decrease from capital share transactions	(48,978,856)	(58,837,203)

Total decrease in net assets	(108,506,881)	(91,486,173)

NET ASSETS - END OF YEAR	$355,358,590	$463,865,471

See accompanying notes to financial statements.		CRM Funds
49

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF YEAR	$36,071,933	$18,775,551

OPERATIONS
Net investment income	119,207	52,826
Net realized gain (loss) from investments	(504,138)	1,329,262
Net change in unrealized appreciation (depreciation) on investments	(2,490,038)	(1,512,849)

Net decrease in net assets resulting from operations	(2,874,969)	(130,761)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(464,061)	(828,727)
Institutional Shares	(1,262,828)	(2,303,511)

Total distributions to shareholders	(1,726,889)	(3,132,238)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	1,091,387	297,074
Sale of shares - Institutional Shares	5,292,178	2,294,167
Shares issued in Reorganization - Investor Shares(a)	—	4,825,869
Shares issued in Reorganization - Institutional Shares(a)	—	14,019,018
Reinvestment of distributions - Investor Shares	423,885	756,132
Reinvestment of distributions - Institutional Shares	1,226,157	1,891,414
Redemption of shares - Investor Shares	(2,744,524)	(431,939)
Redemption of shares - Institutional Shares	(11,558,883)	(3,092,354)

Net increase (decrease) from capital share transactions	(6,269,800)	20,559,381

Total increase (decrease) in net assets	(10,871,658)	17,296,382

NET ASSETS - END OF YEAR	$25,200,275	$36,071,933

(a) Please see Note 8 in the Notes to Financial Statements for more information.

See accompanying notes to financial statements.		CRM Funds
50

CRM FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF YEAR	$482,050,409	$709,302,849

OPERATIONS
Net investment loss	(2,752,199)	(5,338,393)
Net realized gain (loss) from investments and foreign currency	63,260,399	(27,819,585)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(49,747,612)	18,977,002

Net increase (decrease) in net assets resulting from operations	10,760,588	(14,180,976)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	(20,035,084)	(8,320,236)

Total distributions to shareholders	(20,035,084)	(8,320,236)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	51,524,409	129,663,555
Reinvestment of distributions - Institutional Shares	19,967,847	8,297,208
Redemption of shares - Institutional Shares	(487,727,896)	(342,711,991)

Net decrease from capital share transactions	(416,235,640)	(204,751,228)

Total decrease in net assets	(425,510,136)	(227,252,440)

NET ASSETS - END OF YEAR	$56,540,273	$482,050,409

See accompanying notes to financial statements.		CRM Funds
51

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$15.34	$17.15	$18.06	$15.86	$19.98

Investment operations:
Net investment income (loss)[1]	0.04	0.02	0.09 [2]	(0.01)	0.08
Net realized and unrealized gain (loss) on investments	(3.07)	(0.22)	1.87	3.54	(0.66)

Total from investment operations	(3.03)	(0.20)	1.96	3.53	(0.58)

Distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.09)	(0.08)	(0.03)
From net realized gains on investments	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)

Total distributions to shareholders	(1.09)	(1.61)	(2.87)	(1.33)	(3.54)

Net Asset Value — End of Year	$11.22	$15.34	$17.15	$18.06	$15.86

Total Return	(21.53)%	(0.17)%	11.17%	22.28%	(2.13)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.15%	1.13%	1.15%	1.12%
Net investment income (loss)	0.27%	0.12%	0.52%[2]	(0.07)%	0.50%
Portfolio turnover rate	60%	48%	49%	91%	68%
Net Assets at the end of year (000’s omitted)	$33,526	$58,787	$76,779	$72,472	$61,529

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

See accompanying notes to financial statements.		CRM Funds
52

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$17.96	$19.77	$20.41	$17.78	$21.94

Investment operations:
Net investment income[1]	0.08	0.07	0.16 [2]	0.03	0.13
Net realized and unrealized gain (loss) on investments	(3.63)	(0.23)	2.11	3.97	(0.70)

Total from investment operations	(3.55)	(0.16)	2.27	4.00	(0.57)

Distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.13)	(0.12)	(0.08)
From net realized gains on investments	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)

Total distributions to shareholders	(1.13)	(1.65)	(2.91)	(1.37)	(3.59)

Net Asset Value — End of Year	$13.28	$17.96	$19.77	$20.41	$17.78

Total Return	(21.34)%	0.11%	11.44%	22.51%	(1.89)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.92%	0.91%	0.89%	0.91%	0.89%
Net investment income	0.52%	0.38%	0.77%[2]	0.19%	0.70%
Portfolio turnover rate	60%	48%	49%	91%	68%
Net Assets at the end of year (000’s omitted)	$198,589	$266,562	$283,762	$348,689	$376,688

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.		CRM Funds
53

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$11.36	$13.09	$14.54	$12.81	$15.41

Investment operations:
Net investment income (loss)[1]	0.02	0.03	(0.01)	(0.01)	0.23 [2]
Net realized and unrealized gain (loss) on investments	(1.35)	(0.01)	2.15	2.04	(1.36)

Total from investment operations	(1.33)	0.02	2.14	2.03	(1.13)

Distributions to shareholders:
From net investment income	(0.03)	—	—	(0.30)	—
From net realized gains on investments	(0.29)	(1.75)	(3.59)	—	(1.47)

Total distributions to shareholders	(0.32)	(1.75)	(3.59)	(0.30)	(1.47)

Net Asset Value — End of Year	$9.71	$11.36	$13.09	$14.54	$12.81

Total Return	(12.18)%	1.91%	16.75%	15.87%	(6.91)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.17%	1.15%	1.13%	1.14%	1.12%
Net investment income (loss)	0.22%	0.21%	(0.05)%	(0.05)%	1.75%[2]
Portfolio turnover rate	80%	45%	48%	76%	72%
Net Assets at the end of year (000’s omitted)	$16,259	$24,455	$29,116	$36,626	$53,393

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.		CRM Funds
54

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$11.70	$13.43	$14.80	$13.03	$15.62

Investment operations:
Net investment income[1]	0.05	0.05	0.02	0.02	0.25 [2]
Net realized and unrealized gain (loss) on investments	(1.41)	— [3]	2.20	2.08	(1.37)

Total from investment operations	(1.36)	0.05	2.22	2.10	(1.12)

Distributions to shareholders:
From net investment income	(0.05)	(0.03)	—	(0.33)	—
From net realized gains on investments	(0.29)	(1.75)	(3.59)	—	(1.47)

Total distributions to shareholders	(0.34)	(1.78)	(3.59)	(0.33)	(1.47)

Net Asset Value — End of Year	$10.00	$11.70	$13.43	$14.80	$13.03

Total Return	(12.06)%	2.13%	17.03%	16.19%	(6.74)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.95%	0.94%	0.91%	0.93%	0.90%
Net investment income	0.44%	0.42%	0.16%	0.13%	1.90%[2]
Portfolio turnover rate	80%	45%	48%	76%	72%
Net Assets at the end of year (000’s omitted)	$220,919	$253,964	$261,428	$454,332	$552,340

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

[3]	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
55

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$21.22	$22.58	$23.18	$20.80	$28.93

Investment operations:
Net investment income[1]	0.08	0.08	0.14 [2]	0.13	0.25 [3]
Net realized and unrealized gain (loss) on investments	(2.33)	0.41	3.57	3.12	(0.51)

Total from investment operations	(2.25)	0.49	3.71	3.25	(0.26)

Distributions to shareholders:
From net investment income	(0.09)	(0.04)	(0.29)	— [4]	(0.30)
From net realized gains on investments	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)

Total distributions to shareholders	(0.63)	(1.85)	(4.31)	(0.87)	(7.87)

Net Asset Value — End of Year	$18.34	$21.22	$22.58	$23.18	$20.80

Total Return	(10.98)%	3.39%	17.80%	15.93%	1.43%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.14%	1.11%	1.15%	1.13%
Net investment income	0.42%	0.37%	0.62%[2]	0.58%	1.11%[3]
Portfolio turnover rate	37%	40%	58%	74%	76%
Net Assets at the end of year (000’s omitted)	$152,370	$220,014	$243,062	$229,541	$357,232

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[4]	Amount represents less than $0.005.

See accompanying notes to financial statements.		CRM Funds
56

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$22.16	$23.49	$23.96	$21.46	$29.60

Investment operations:
Net investment income[1]	0.12	0.13	0.19 [2]	0.15	0.39 [3]
Net realized and unrealized gain (loss) on investments	(2.44)	0.43	3.71	3.26	(0.60)

Total from investment operations	(2.32)	0.56	3.90	3.41	(0.21)

Distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.35)	(0.04)	(0.36)
From net realized gains on investments	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)

Total distributions to shareholders	(0.67)	(1.89)	(4.37)	(0.91)	(7.93)

Net Asset Value — End of Year	$19.17	$22.16	$23.49	$23.96	$21.46

Total Return	(10.83)%	3.61%	18.04%	16.19%	1.61%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.96%	0.94%	0.91%	0.94%	0.95%
Net investment income	0.59%	0.58%	0.82%[2]	0.63%	1.60%[3]
Portfolio turnover rate	37%	40%	58%	74%	76%
Net Assets at the end of year (000’s omitted)	$202,989	$243,851	$312,290	$289,145	$237,351

[1]	Calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes to financial statements.		CRM Funds
57

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$6.99	$8.81	$9.28	$8.32	$10.72

Investment operations:
Net investment income (loss)[1]	0.01	0.01	(0.01)	0.03	0.06
Net realized and unrealized gain (loss) on investments	(0.67)	(0.26)	1.00	1.32	(0.08)

Total from investment operations	(0.66)	(0.25)	0.99	1.35	(0.02)

Distributions to shareholders:
From net investment income	(0.01)	—	—	(0.03)	(0.07)
From net realized gains on investments	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)

Total distributions to shareholders	(0.42)	(1.57)	(1.46)	(0.39)	(2.38)

Net Asset Value — End of Year	$5.91	$6.99	$8.81	$9.28	$8.32

Total Return	(10.16)%	(0.72)%	11.20%	16.66%	0.87%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.40%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.50%	2.20%	1.93%	1.95%	1.76%
Net investment income (loss), including waiver/reimbursement	0.22%	0.12%	(0.07)%	0.36%	0.72%
Portfolio turnover rate	65%	112%	72%	91%	91%
Net Assets at the end of year (000’s omitted)	$6,893	$9,256	$4,694	$8,735	$19,708

[1]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
58

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2020	2019	2018	2017	2016
Net Asset Value — Beginning of Year	$7.16	$8.98	$9.40	$8.44	$10.84

Investment operations:
Net investment income[1]	0.03	0.03	0.01	0.05	0.10
Net realized and unrealized gain (loss) on investments	(0.68)	(0.27)	1.03	1.33	(0.10)

Total from investment operations	(0.65)	(0.24)	1.04	1.38	—

Distributions to shareholders:
From net investment income	(0.03)	(0.01)	—	(0.06)	(0.09)
From net realized gains on investments	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)

Total distributions to shareholders	(0.44)	(1.58)	(1.46)	(0.42)	(2.40)

Net Asset Value — End of Year	$6.07	$7.16	$8.98	$9.40	$8.44

Total Return	(9.87)%	(0.51)%	11.63%	16.71%	1.21%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.25%	1.96%	1.68%	1.73%	1.51%
Net investment income, including waiver/reimbursement	0.47%	0.36%	0.18%	0.53%	1.10%
Portfolio turnover rate	65%	112%	72%	91%	91%
Net Assets at the end of year (000’s omitted)	$18,307	$26,816	$14,082	$13,675	$3,620

[1]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.		CRM Funds
59

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
				For the Period August 16, 2016 through June 30, 2017[1]
	For the Years Ended June 30,
	2020	2019	2018
Net Asset Value — Beginning of Period	$10.27	$10.68	$10.25	$10.00

Investment operations:
Net investment loss[2]	(0.10)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency ..	0.50	(0.14)	0.55	0.33

Total from investment operations	0.40	(0.25)	0.45	0.25

Distributions to shareholders:
From net realized gains on investments	(0.44)	(0.16)	(0.02)	—

Total distributions to shareholders	(0.44)	(0.16)	(0.02)	—

Net Asset Value — End of Period	$10.23	$10.27	$10.68	$10.25

Total Return	3.93%	(2.18)%	4.44%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[3]	2.95%	3.03%	2.80%	2.44%
Expenses, excluding waiver/reimbursement	3.03%	3.10%	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(0.99)%	(1.03)%	(0.94)%	(0.93)%
Portfolio turnover rate	177%	195%	251%	319%
Net Assets at the end of period (000’s omitted)	$56,540	$482,050	$709,303	$448,108

[1]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.59% for the year ended June 30, 2020 and 1.60% for all other periods.

See accompanying notes to financial statements.		CRM Funds
60

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $100,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

CRM Funds
61

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not

CRM Funds
62

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2020 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
63

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended June 30, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the year ended June 30, 2020 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds
64

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

At June 30, 2020, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
Barclays Capital, Inc.	$2,468,037	$2,468,037	$—	$—
Citigroup Global Markets, Inc.	383,645	383,645	—	—
JP Morgan Securities LLC	2,468,037	2,468,037	—	—

	$5,319,719	$5,319,719	$—	$—

Small/Mid Cap Value Fund
Barclays Capital, Inc.	$1,689,315	$1,689,315	$—	$—
Credit Agricole CIB	1,689,315	1,689,315	—	—
JP Morgan Securities LLC	1,689,315	1,689,315	—	—
Mizuho Securities USA, LLC	355,633	355,633
Nomura Securities International, Inc.	1,689,315	1,689,315	—	—

	$7,112,893	$7,112,893	$—	$—

All Cap Value Fund
JP Morgan Securities LLC	$737,036	$737,036	$—	$—

1

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $5,426,114, $7,255,157 and $751,777, respectively, has been received in connection with open repurchase agreements.

2	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CRM Funds
65

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2020. Prior to these dates, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred

CRM Funds
66

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

their compensation earned for the year ended June 30, 2020. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2020, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$165,281,943	$183,108,473	$—	$—
Small/Mid Cap Value Fund	194,004,218	204,250,542	—	—
Mid Cap Value Fund	149,046,511	204,190,960	—	—
All Cap Value Fund	18,335,443	25,603,738	—	—
Long/Short Opportunities Fund	225,670,892	629,670,487	221,165,263	498,621,709

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover

CRM Funds
67

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2020, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund*	$10,395,456	$10,391,719
Small/Mid Cap Value Fund	6,861,675	7,112,893
All Cap Value Fund	712,834	737,036

*	Additional cash collateral in the amount of $234,888 was received for Small Cap Value Fund on July 1, 2020.

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the year ended June 30, 2020, Long/Short Opportunities Fund participated in short sale transactions. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $12,663,173.

CRM Funds
68

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

7.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2020 and the year ended June 30, 2019 were as follows:

	For the Year Ended June 30, 2020		For the Year Ended June 30, 2019

	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	84,946	2,680,745	174,747	1,418,935
Issued on reinvestment of distributions	248,237	837,281	442,086	1,261,952
Redeemed	(1,178,420)	(3,408,561)	(1,261,695)	(2,186,184)

Net increase (decrease)	(845,237)	109,465	(644,862)	494,703

Small/Mid Cap Value Fund
Sold	86,082	8,402,157	488,663	3,489,044
Issued on reinvestment of distributions	49,849	607,009	361,716	3,484,005
Redeemed	(612,599)	(8,621,471)	(922,343)	(4,735,066)

Net increase (decrease)	(476,668)	387,695	(71,964)	2,237,983

Mid Cap Value Fund
Sold	735,472	1,816,297	2,187,166	3,592,506
Issued on reinvestment of distributions	279,904	307,866	1,089,214	1,186,324
Redeemed	(3,073,764)	(2,540,884)	(3,674,361)	(7,069,079)

Net decrease	(2,058,388)	(416,721)	(397,981)	(2,290,249)

All Cap Value Fund
Sold	183,256	829,319	34,225	332,606
Shares issued in Reorganization (See Note 8)	—	—	691,766	1,961,994
Issued on reinvestment of distributions	62,984	177,704	120,981	295,996
Redeemed	(404,933)	(1,737,300)	(54,867)	(411,919)

Net increase (decrease)	(158,693)	(730,277)	792,105	2,178,677

Long/Short Opportunities Fund
Sold		5,031,498		12,667,666
Issued on reinvestment of distributions		1,988,830		878,019
Redeemed		(48,427,040)		(32,999,308)

Net decrease		(41,406,712)		(19,453,623)

CRM Funds
69

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

8.

Fund Reorganization. At a special meeting held on June 20, 2019, shareholders of CRM Large Cap Opportunity Fund (the “Acquired Fund”), a former series of the Trust, approved an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for (A) shares of All Cap Value Fund (the “Acquiring Fund”), to be distributed to shareholders of the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund (the “Reorganization”). The Reorganization was consummated through tax-free exchange of shares as of the close of business on June 21, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at net asset value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the investments of the Acquired Fund as of the close of business on June 21, 2019 were $14,612,957 and $18,906,565, respectively.

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Investor Shares	$4,825,869	577,509	691,766	$4,418,342	1.1978
Institutional Shares	14,019,018	1,674,135	1,961,994	12,751,501	1.1719

The net assets of the Acquiring Fund before the Reorganization were $17,169,843. The net assets of the Acquiring Fund immediately following the Reorganization were $36,014,730.

Assuming the Reorganization had been completed on July 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended June 30, 2019 (unaudited), would have been as follows:

Net investment income (loss)	$923,947
Net realized gain (loss) on investments	4,844,258
Net change in unrealized appreciation (depreciation)	(6,566,971)

Net increase (decrease) in net assets resulting from operations	$(798,766)

9.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2020, the following reclassifications were made within the capital accounts to reflect permanent differences related to the differing book/tax treatment of the write off of net operating loss.

CRM Funds
70

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

	Paid-in-capital	Total Distributable Earnings (Loss)
Long/Short Opportunities Fund	$(5,512,518)	$5,512,518

The tax character of distributions paid during the year ended June 30, 2020 and the year ended June 30, 2019 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	All Cap Value Fund	Long/Short Opportunities Fund
For the Year Ended June 30, 2020
Ordinary income	$2,892,549	$1,058,112	$2,522,659	$465,598	$—
Long-term capital gains	17,206,369	6,739,469	10,610,858	1,261,291	20,035,084

Total distributions	$20,098,918	$7,797,581	$13,133,517	$1,726,889	$20,035,084

For the Year Ended June 30, 2019
Ordinary income	$8,876,574	$12,713,493	$18,143,713	$569,057	$4,122,736
Long-term capital gains	20,398,881	27,010,412	27,052,364	2,563,181	4,197,500

Total distributions	$29,275,455	$39,723,905	$45,196,077	$3,132,238	$8,320,236

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2020 were as follows:

	Undistributed ordinary income	Undistributed long-term capital gains	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$1,380,364	$—	$(8,979,978)	$(8,982,051)	$(16,581,665)
Small/Mid Cap Value Fund	—	—	(1,068,933)	23,487,873	22,418,940
Mid Cap Value Fund	1,086,938	—	(159,981)	39,007,123	39,934,080
All Cap Value Fund	144,062	—	(1,481,237)	1,915,368	578,193
Long/Short Opportunities Fund	—	2,499,882	(632,355)	3,058,243	4,925,770

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year.

The difference between book basis and tax basis components of accumulated earnings (deficit) is primarily attributable to tax deferral on wash sales, tax deferral of losses on short sale transactions, and investments in swaps.

CRM Funds
71

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of June 30, 2020 were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$253,496,680	$24,358,520	$(33,340,571)	$(8,982,051)
Small/Mid Cap Value Fund	222,518,929	37,293,571	(13,805,698)	23,487,873
Mid Cap Value Fund	317,112,676	80,480,008	(41,472,885)	39,007,123
All Cap Value Fund	24,365,721	4,848,691	(2,933,323)	1,915,368
Long/Short Opportunities Fund	32,479,823	8,675,438	(5,642,838)	3,032,600

10.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the

CRM Funds
72

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

As of June 30, 2020, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of June 30, 2020, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks

CRM Funds
73

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. MasterAgreement (“ISDAMA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of June 30, 2020:

	Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives

Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

	Asset Derivative Value

	Total Value	Equity Contracts

Swap Agreements	$620,844	$620,844

	Liability Derivative Value

	Total Value	Equity Contracts

Swap Agreements	$379,578	$379,578

CRM Funds
74

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the year ended June 30, 2020:

	Location on the Statements of Operations

Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Equity Contracts.	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: Swap agreements

	Net Realized Gain (Loss)

	Total Value	Equity Contracts

Swap Agreements	$3,197,284	$3,197,284

	Net Change in Unrealized Appreciation (Depreciation)

	Total Value	Equity Contracts

Swap Agreements	$241,266	$241,266

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the year ended June 30, 2020. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Derivative Volume

Swap

Contracts

(Notional Amount)

$11,991,784

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual

CRM Funds
75

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of June 30, 2020:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$620,844	$379,578

Total derivative assets and liabilities in the Statements of Assets and Liabilities	620,844	379,578
Derivatives not subject to an ISDA MA or similar agreement	—	—

Total assets and liabilities subject to an ISDA MA	$620,844	$379,578

At June 30, 2020, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

	Derivative Assets	Derivative Liabilities	Value of	Collateral
	Subject to an	Subject to an	Derivatives Subject	(Received)/	Net
Counterparty	ISDA MA	ISDA MA	to an ISDA MA	Pledged	Exposure[1]
Morgan Stanley	$620,844	$(379,578)	$241,266	$—	$241,266

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

11.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent

CRM Funds
76

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Continued)

of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

12.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown.

CRM Funds
77

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2020 (Concluded)

However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

13.

Temporary Borrowing. Each Fund (except Long/Short Opportunities Fund) participates in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. Each participating Fund is charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The termination date of the credit facility is October 2, 2020.

The following Fund had an outstanding loan during the period.

Fund	Interest Incurred on Borrowing	Average Dollar Amount of Borrowing	Weighted Average Interest Rate on Borrowing	Days Loan was Open
Small/Mid Cap Value Fund	$5,334	$22,000,000	2.91%	3

BNY Mellon Investment Servicing (US) Inc. reimbursed the interest expense paid by the Fund.

14.

Recent Regulatory Updates. In August 2018, the FASB issued an Accounting Standards Update (“ASU”), an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.

15.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that no subsequent event currently requires recognition or disclosure in the financial statements.

CRM Funds
78

CRM FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of CRM Mutual Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM All Cap Value Fund, and the CRM Long/Short Opportunities Fund (the “Funds”), each a series of CRM Mutual Fund Trust (the “Trust”), including the schedules of investments, as of June 30, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended June 30, 2019 and the financial highlights for each of the four years in the period ended June 30, 2019, except for CRM Long/Short Opportunities Fund in which the financial highlights for each of the two years in the period ended June 30, 2019 and the period from August 16, 2016 (commencement of operations) though June 30, 2017 have been audited by other auditors, whose report dated August 22, 2019 expressed unqualified opinions on such statements of changes in net assets and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2020.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits

CRM Funds
79

CRM FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 27, 2020

CRM Funds
80

CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2020, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualify for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	100.00%	100.00%
Small/Mid Cap Value Fund	100.00%	100.00%
Mid Cap Value Fund	100.00%	100.00%
All Cap Value Fund	77.66%	72.56%
Long/Short Opportunities Fund	0.00%	0.00%

In January 2021, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2020, including any distributions paid between July 1, 2020 and December 31, 2020.

CRM Funds
81

CRM FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Rule 22e-4 (“Liquidity Rule”) under the Investment Company Act of 1940 (“1940 Act”) requires registered open-end funds to establish and implement a written Liquidity Risk Management Program reasonably designed to assess and manage its liquidity risk. The Trust must also periodically review its liquidity risk. In addition, a written report is provided to the Trust’s Board of Trustees annually which details the operation of the Trust’s program.

The Board of Trustees of the Trust met on June 4, 2020 to review the liquidity risk management program (the “Program”) applicable to the funds of the Trust (the “Funds”) pursuant to the Liquidity Rule. The Board has appointed the investment adviser to the Funds as the Program Administrator for each Fund’s Program. The Program Administrator provided the Board with an annual report (the “Report”) that addressed the operations of the Program and assessed the adequacy and effectiveness of the Program. The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following points.

Pursuant to its program, each Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: “Highly Liquid”, “Moderately Liquid”, “Less Liquid” and “Illiquid”. These classifications are reported to the SEC on Form N-PORT. The Liquidity Rule requires open-end funds that are not invested primarily in “Highly Liquid” investments to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid investments (i.e., cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment). It was determined through periodic reviews that the Funds’ portfolio holdings have been primarily Highly Liquid and, therefore, the Trust does not need to establish a HLIM.

A Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of Illiquid investments (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). A Fund is required to report to the SEC and the Fund’s Board of Trustees if the Fund holds illiquid investments in excess of the 15% limit. No such reporting was required during the past year. In addition, periodic stress testing confirmed that each Fund held sufficient liquid investments to cover all reasonably foreseeable levels of cash flow.

There were no material changes to the Program during the reporting period. The report provided to the Board stated that the Program Administrator concluded that based on the operation of the Program during the reporting period, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

CRM Funds
82

CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 77	Trustee, President and Chief Executive Officer	Trustee since 2018, President and Chief Executive Officer since 2005.	Chairman CRM (2005 - 2019), Chief Executive Officer (1998 - 2011).	5	None

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
F. GREGORY AHERN, 68	Trustee	Since 2017.	Advisory Director, Sard Verbinnen (from January 2017-present); Chief of Public Communications, Financial Industry Regulatory Authority (from 2012-2016).	5	Chairman of Board, Yale New Haven Westerly Hospital Foundation (since 2005).
RODNEY P. WOOD, 60	Trustee	Since 2017.	President, Detroit Lions, Inc. (since 2015); President, Ford Estates, LLC (2007-2015).	5	Director, Silver Lake Advisers (since 2007); Director, Velvel Group (since 2013).

CRM Funds
83

CRM FUNDS

TRUSTEES AND OFFICERS (Concluded)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served#	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
MICHELLE KAUFMANN, CPA, 46	Treasurer and Principal Financial Officer	Since 2018.	Vice President and Controller, CRM (since 2013).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 47	Secretary, Chief Legal Officer and Chief Compliance Officer	Since 2005.	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005), Chief Operating Officer, CRM (since 2015).	N/A	N/A

#	Serves during the continued lifetime of the Funds or until he/she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his or her successor.

CRM Funds
84

CRM FUNDS

OTHER INFORMATION (Unaudited)

Change in Independent Registered Public Accounting Firm

On June 9, 2020, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm to the Trust. The Audit Committee of the Trust’s Board of Trustees approved the decision to change the independent registered public accounting firm. E&Y’s reports on the Trust’s financial statements for the fiscal periods ended June 30, 2019 and June 30, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Trust’s fiscal periods ended June 30, 2019 and June 30, 2018 and the subsequent interim period through June 9, 2020, (i) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Trust’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Trust’s Board of Trustees approved the engagement of Tait, Weller and Baker LLP (“Tait Weller”) as the Trust’s independent registered public accounting firm for the fiscal year ending June 30, 2020. The selection of Tait Weller does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Trust’s prior independent registered public accounting firm, E&Y. During the Trust’s fiscal periods ended June 30, 2019 and June 30, 2018, and the subsequent interim period through June 9, 2020, neither the Trust, nor anyone on its behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Quarterly Portfolio Schedule

For periods prior to the quarter ending March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. Effective March 31, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available of the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

CRM Funds
85

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
86

[This Page Intentionally Left Blank]

TRUSTEES

F. Gregory Ahern

Ronald H. McGlynn

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

28 Havemeyer Place, 1st floor

Greenwich, CT 06830

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2020, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial experts serving on the Registrant’s Trustees Committee are F. Gregory Ahern and Rodney P. Wood, each of whom is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2020 and June 30, 2019 were $80,000 and $172,605, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020, and $7,500 for 2019.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2020 and June 30, 2019 were $15,000 and $42,751, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020, and $0 for 2019.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2020 and June 30, 2019 were $0 and $50,251, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is filed herewith.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Response to Item 13(a)(4) is filed herewith.

(b)

Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date: September 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date: September 2, 2020

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date: _ September 2, 2020

* Print the name and title of each signing officer under his or her signature.